UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:  BlackRock Global Allocation Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Annual Report

BlackRock Global Allocation Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2019	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2019, the Fund underperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), ICE BofAML Current 5-Year U.S. Treasury Index (24%), and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, positioning within Japan detracted from Fund performance. From a sector perspective, stock selection within and an underweight to information technology (“IT”) negatively impacted returns. Stock selection in healthcare, consumer discretionary and industrials also detracted from returns. An overweight to energy weighed on returns although this was partially offset by positive stock selection within the sector. Within fixed income, exposure to select emerging market government bonds negatively impacted Fund performance. The Fund’s exposure to cash and cash equivalents and gold-related securities weighed on returns as well.

From an equity sector perspective, stock selection within communication services, materials and consumer staples was additive to Fund performance. Within fixed income, an underweight to Japanese government bonds and positioning within U.S. Treasuries, notably an overweight to duration and greater interest rate sensitivity, positively impacted Fund performance. Exposure to U.S. credit, namely investment grade corporates, and exposure to interest rate derivatives also contributed. The Fund’s currency management added to returns as well, primarily via an underweight to the euro.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation increased from 60% to 65% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Japan. On a sector basis, the Fund increased exposure to industrials, IT, consumer discretionary and financials, and reduced exposure to energy, communication services, materials and healthcare.

The Fund’s allocation to fixed income decreased slightly from 31% to 30% of net assets. Within fixed income, the Fund increased exposure to corporate credit and securitized debt, and decreased exposure to government bonds, primarily in the United States.

Relative to the beginning of the period, the Fund’s exposure to commodity-related securities increased slightly from 1% to 2% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings decreased from 8% to 3% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and meeting redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period overweight to equities and underweight to fixed income, and had modest exposure to commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight in the United States and Asia, namely China and India, and underweight in Europe, primarily the United Kingdom. From a sector perspective, the Fund was overweight in communication services, healthcare, consumer discretionary and industrials, and underweight in consumer staples, financials and materials.

Within fixed income, the Fund was underweight in developed European market sovereign debt, Japanese government bonds and – to a lesser extent – U.S. Treasuries. In addition, the Fund was overweight in corporate credit and securitized debt. With respect to currency exposures, the Fund was overweight to the Japanese yen and Hong Kong dollar, and was underweight to the Australian dollar and euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock Global Allocation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended October 31, 2019

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.79%	9.96%	N/A	4.18%	N/A	5.87%	N/A
Investor A	3.62	9.71	3.95%	3.89	2.78%	5.59	5.02%
Investor C	3.21	8.88	7.88	3.12	3.12	4.80	4.80
Class K	3.83	10.10	N/A	4.24	N/A	5.91	N/A
Class R	3.47	9.35	N/A	3.55	N/A	5.24	N/A
FTSE World Index	3.78	13.15	N/A	7.86	N/A	9.60	N/A
Reference Benchmark	4.40	12.05	N/A	5.92	N/A	7.32	N/A
U.S. Stocks: S&P 500® Index(b)	4.16	14.33	N/A	10.78	N/A	13.70	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(c)	3.46	11.62	N/A	4.49	N/A	5.61	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	5.35	9.25	N/A	1.61	N/A	1.22	N/A
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(e)	4.46	9.31	N/A	2.14	N/A	2.79	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(d)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(e)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2019 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	10/31/19	10/31/18
US Equities	41%	35%	35%
European Equities	11	8	12
Asia Pacific Equities	11	15	10
Other Equities	2	2	3

Total Equities	65	60	60

US Dollar Denominated Fixed Income Securities	24	28	24
U.S. Issuers	22	26	—
Non-U.S. Issuers	2	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	6	3	16

Total Fixed Income Securities	30	31	40

Commodity-Related	2	1	—

Cash & Short-Term Securities	3	8	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
United States	65%	—%	65%
Japan	7	—	7
Italy	3	—	3
France	2	—	2
Netherlands	2	—	2
Canada	2	—	2
China	2	—	2
Spain	2	—	2
Germany	2	—	2
United Kingdom	2	—	2
Taiwan	2	—	2
Australia	1	—	1
Brazil	1	—	1
Switzerland	1	—	1
India	1	—	1
Hong Kong	1	—	1
Singapore	1	—	1
South Korea	1	—	1
Other(b)	2	—	2
	100	—	100

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments (a)
Microsoft Corp.	2%
Apple, Inc.	2
Alphabet, Inc.	2
JPMorgan Chase & Co.	1
Amazon.com, Inc.	1
Raytheon Co.	1
Comcast Corp.	1
UnitedHealth Group, Inc.	1
Siemens AG, Registered Shares	1
Anthem, Inc.	1

(a)	Excludes short-term securities, options purchased, options written and investments sold short.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses	BlackRock Global Allocation Fund, Inc.

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2019 and held through October 31, 2019), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Including Dividend Expense and Broker Fees and Expenses on Short Sales (a)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales (b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (a)	Ending Account Value (10/31/19)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$1,037.90	$4.11	$4.11	$1,000.00	$1,021.17	$4.08	$1,021.17	$4.08
Investor A	1,000.00	1,036.20	5.54	5.54	1,000.00	1,019.76	5.50	1,019.76	5.50
Investor C	1,000.00	1,032.10	9.32	9.32	1,000.00	1,016.03	9.25	1,016.03	9.25
Class K	1,000.00	1,038.30	3.70	3.70	1,000.00	1,021.58	3.67	1,021.58	3.67
Class R	1,000.00	1,034.70	7.23	7.18	1,000.00	1,018.10	7.17	1,018.15	7.12

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.08% for Investor A, 1.82% for Investor C, 0.72% for Class K and 1.41% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.08% for Investor A, 1.82% for Investor C, 0.72% for Class K and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 58.0%

Argentina — 0.0%
YPF SA — ADR	52,755	$493,787

Australia — 0.2%
AGL Energy Ltd.	213,578	2,915,471
Newcrest Mining Ltd.	468,640	10,229,625
Quintis HoldCo Pty. Ltd.(a)(y)	43,735,802	26,229,868
Rio Tinto Ltd.	7,091	443,421
Rio Tinto PLC	4,123	214,651
South32 Ltd.	321,889	563,283
Wesfarmers Ltd.	12,419	341,211
Woolworths Group Ltd.	7,710	198,811

		41,136,341

Brazil — 0.7%
Ambev SA	10,694	46,344
Azul SA — ADR(b)(c)	2,486,896	96,939,206
B3 SA — Brasil Bolsa Balcao	6,294	75,927
Banco do Brasil SA	130,721	1,569,434
Banco Santander Brasil SA	56,669	664,965
Engie Brasil Energia SA	43,034	485,655
Notre Dame Intermedica Participacoes SA	3,645,300	54,536,342
Petrobras Distribuidora SA	308,463	2,175,124

		156,492,997

Canada — 0.7%
Barrick Gold Corp.	586,270	10,184,388
Canadian National Railway Co.	2,773	248,014
Canadian Pacific Railway Ltd.	5,451	1,239,564
Enbridge, Inc.	2,755,814	100,369,294
Fairfax Financial Holdings Ltd.	3,601	1,525,593
Imperial Oil Ltd.	18,251	454,508
Magna International, Inc.	20,113	1,081,469
Nutrien Ltd.	9,304	445,103
Rogers Communications, Inc., Class B	11,532	542,935
TC Energy Corp.	738,396	37,219,733
Thomson Reuters Corp.	43,287	2,908,915
Wheaton Precious Metals Corp.	414,988	11,632,645

		167,852,161

Chile — 0.0%
Cia Cervecerias Unidas SA — ADR	247,473	4,912,339

China — 1.9%
Agile Group Holdings Ltd.	592,000	797,937
Agricultural Bank of China Ltd., Class H	1,191,000	490,101
Aier Eye Hospital Group Co. Ltd., Class A	758,959	4,254,889
Air China Ltd., Class H	180,000	158,922
Alibaba Group Holding Ltd. — ADR(c)	746,257	131,841,224
Anhui Conch Cement Co. Ltd., Class A	116,100	694,113
Anhui Conch Cement Co. Ltd., Class H	256,500	1,533,030
ANTA Sports Products Ltd.	448,000	4,382,387
Asymchem Laboratories Tianjin Co. Ltd., Class A	235,003	4,256,756
Autobio Diagnostics Co. Ltd., Class A	301,978	4,326,775
Bank of China Ltd., Class H	224,000	91,344
Beijing Capital International Airport Co. Ltd., Class H	1,328,000	1,257,776
Beijing Enterprises Holdings Ltd.	239,500	1,127,661
Brilliance China Automotive Holdings Ltd.	4,474,000	4,933,809
CGN Power Co. Ltd., Class H(d)	1,498,000	389,063
China CITIC Bank Corp. Ltd., Class H	1,707,000	989,481
China Hongqiao Group Ltd.	160,000	88,862
China Longyuan Power Group Corp. Ltd., Class H	602,000	325,221
China Mengniu Dairy Co. Ltd.(c)	873,000	3,480,428
China Mobile Ltd.	263,500	2,141,384
China Petroleum & Chemical Corp., Class H	2,974,000	1,691,536
China Resources Beer Holdings Co. Ltd.	52,000	266,605

Security	Shares	Value

China (continued)
China Resources Cement Holdings Ltd.	1,922,000	$2,104,763
China Resources Pharmaceutical Group Ltd.(d)	358,000	330,616
China Resources Power Holdings Co. Ltd.	652,000	819,390
China Shenhua Energy Co. Ltd., Class H	603,000	1,224,656
China Taiping Insurance Holdings Co. Ltd.	42,400	95,319
China Unicom Hong Kong Ltd.	166,000	163,427
CITIC Ltd.	525,000	690,629
CLP Holdings Ltd.	823,500	8,552,391
CNOOC Ltd.	1,211,000	1,802,271
Country Garden Services Holdings Co. Ltd.	147,298	499,100
Dali Foods Group Co. Ltd.(d)	859,500	587,623
Daqin Railway Co. Ltd., Class A	85,800	92,828
Foshan Haitian Flavouring & Food Co. Ltd., Class A	239,493	3,793,792
Fosun International Ltd.	2,188,500	2,861,632
GF Securities Co. Ltd., Class H	35,000	36,452
Glodon Co. Ltd., Class A	722,430	3,269,450
Great Wall Motor Co. Ltd., Class A	2,057,648	2,617,979
Gree Electric Appliances, Inc. of Zhuhai, Class A	311,000	2,589,889
Guangzhou Automobile Group Co. Ltd., Class A	1,498,962	2,441,953
Guotai Junan Securities Co. Ltd., Class H(d)	157,600	240,828
Haitong Securities Co. Ltd., Class H	479,600	489,627
Han’s Laser Technology Industry Group Co. Ltd., Class A	829,432	4,462,040
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	823,900	3,769,454
Hangzhou Robam Appliances Co. Ltd., Class A	675,333	3,015,339
Hangzhou Tigermed Consulting Co. Ltd., Class A	424,162	4,107,987
Hengan International Group Co. Ltd.	585,500	4,087,958
Huadian Power International Corp. Ltd., Class H	320,000	119,907
Huazhu Group Ltd. — ADR	114,353	4,329,405
Hundsun Technologies, Inc., Class A	342,293	3,695,994
Industrial & Commercial Bank of China Ltd., Class H	2,464,000	1,765,193
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	900,914	3,703,619
Inspur Electronic Information Industry Co. Ltd., Class A	1,012,704	3,778,830
JD.com, Inc. — ADR(c)	95,174	2,964,670
Jiangsu Hengrui Medicine Co. Ltd., Class A	340,537	4,385,603
Kingdee International Software Group Co. Ltd.	4,130,000	4,525,444
Kingsoft Corp. Ltd.(b)(c)	1,682,000	3,871,023
Kunlun Energy Co. Ltd.	566,000	526,797
Laobaixing Pharmacy Chain JSC, Class A	347,898	3,362,965
Lenovo Group Ltd.	6,544,000	4,562,102
Li Ning Co. Ltd.	1,268,000	4,299,559
New Oriental Education & Technology Group, Inc. — ADR(c)	2,581	315,037
Qingdao Haier Co. Ltd., Class A	1,098,216	2,491,400
Sany Heavy Industry Co. Ltd., Class A	290,700	554,864
Shanghai International Airport Co. Ltd., Class A	294,968	3,188,974
Shanghai Jahwa United Co. Ltd., Class A	746,486	3,506,461
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	149,300	148,341
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	141,376	3,565,462
Sinopec Engineering Group Co. Ltd., Class H	1,084,000	619,242
Sinopec Shanghai Petrochemical Co. Ltd., Class H	4,394,000	1,213,575
TAL Education Group — ADR(c)	105,997	4,537,732
Tencent Holdings Ltd.	3,249,000	131,788,905
Tingyi Cayman Islands Holding Corp.	100,000	133,030
Tsingtao Brewery Co. Ltd., Class A	85,341	568,074
Tsingtao Brewery Co. Ltd., Class H(b)	254,000	1,471,933
Venustech Group, Inc., Class A	863,888	4,046,004
Vipshop Holdings Ltd. — ADR(c)	25,242	291,293
Want Want China Holdings Ltd.	11,178,000	9,416,445

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Weichai Power Co. Ltd., Class H	341,000	$536,740
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	279,734	3,602,009
WuXi AppTec Co. Ltd., Class A	309,794	4,130,500
Wuxi Biologics Cayman, Inc.(c)(d)	360,000	4,230,525
Yanzhou Coal Mining Co. Ltd., Class H	612,000	620,918
Yifeng Pharmacy Chain Co. Ltd., Class A	339,800	4,092,419
Yonyou Network Technology Co. Ltd., Class A	782,207	3,274,094
Yum China Holdings, Inc.	214,475	9,115,187
Zhejiang Expressway Co. Ltd., Class H	478,000	391,420
Zijin Mining Group Co. Ltd., Class H	2,994,000	1,037,091
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	31,900	26,449

		469,071,932

Czech Republic — 0.0%
CEZ AS	329,412	7,514,031

Denmark — 0.1%
AP Moeller — Maersk A/S, Class A	2,380	2,858,965
AP Moeller — Maersk A/S, Class B	1,944	2,479,770
Carlsberg A/S, Class B	11,767	1,657,078
Novo Nordisk A/S, Class B	132,328	7,276,544

		14,272,357

Finland — 0.0%
Fortum OYJ	31,043	758,617

France — 2.2%
Cie de Saint-Gobain	308,645	12,570,474
Danone SA	2,153,743	178,418,682
Dassault Aviation SA	24,559	34,116,153
Dassault Systemes SE	873	132,588
Eiffage SA	82,958	8,910,196
Electricite de France SA	30,205	312,042
Engie SA	47,293	791,911
EssilorLuxottica SA	190,461	29,082,307
Kering SA	3,974	2,261,191
Publicis Groupe SA	57,712	2,483,840
Renault SA	13,162	672,038
Safran SA	674,873	106,893,056
Sanofi	620,426	57,195,251
Sodexo SA	758,212	83,379,473
TOTAL SA — ADR	24,800	1,305,224
Vivendi SA	29,903	832,727

		519,357,153

Germany — 1.5%
adidas AG	8,340	2,575,148
Allianz SE, Registered Shares	1,685	411,515
Bayer AG, Registered Shares	204,703	15,880,074
Deutsche Boerse AG	1,461	226,250
Fresenius SE & Co. KGaA	1,000,999	52,707,860
HeidelbergCement AG	4,224	313,159
Knorr-Bremse AG	742,327	74,918,215
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,665	462,603
SAP SE	8,164	1,081,742
Siemens AG, Registered Shares	1,661,918	191,785,323
Vonovia SE	196,940	10,488,009
Wirecard AG	5,498	695,584

		351,545,482

Hong Kong — 0.8%
CK Infrastructure Holdings Ltd.	1,229,500	8,848,379
Hang Lung Properties Ltd.	4,544,000	9,988,627
HKT Trust & HKT Ltd.(e)	5,140,000	7,996,089

Security	Shares	Value

Hong Kong (continued)
Hongkong Land Holdings Ltd.	506,300	$2,781,305
Hysan Development Co. Ltd.	978,000	3,854,537
I-CABLE Communications Ltd.(c)	1,310,132	11,684
Jardine Matheson Holdings Ltd.	236,300	13,471,703
Link REIT	667,000	7,264,564
Power Assets Holdings Ltd.	529,000	3,775,015
Sino Land Co. Ltd.	1,592,000	2,379,828
Sun Art Retail Group Ltd.	569,500	581,113
Sun Hung Kai Properties Ltd.	7,323,666	110,977,758
Swire Pacific Ltd., Class A	620,000	5,910,014
Wharf Real Estate Investment Co. Ltd.	975,000	5,734,680

		183,575,296

India — 0.8%
Hero MotoCorp Ltd.	222,532	8,474,507
Hindustan Petroleum Corp. Ltd.	113,758	520,026
Housing Development Finance Corp. Ltd.	2,103,726	63,137,126
Oil & Natural Gas Corp. Ltd.	2,073,315	4,138,058
Reliance Industries Ltd.	5,608,525	115,598,998
Vedanta Ltd.	648,970	1,354,484
Wipro Ltd.	117,932	431,864

		193,655,063

Indonesia — 0.0%
Bank Central Asia Tbk PT	4,949,900	11,079,496

Italy — 1.0%
Enel SpA	14,958,348	115,932,552
RAI Way SpA(d)	4,586,281	28,286,380
Snam SpA	1,299,649	6,672,272
UniCredit SpA	7,663,267	97,224,108

		248,115,312

Japan — 5.5%
Aeon Co. Ltd.	22,100	444,660
AGC, Inc.	37,000	1,300,922
Ajinomoto Co., Inc.	4,720,500	89,747,019
Alfresa Holdings Corp.	238,300	5,320,963
Alps Alpine Co. Ltd.	107,720	2,309,366
Astellas Pharma, Inc.	5,265,650	90,372,695
Canon Marketing Japan, Inc.	226,600	4,794,338
Daikin Industries Ltd.	316,600	44,311,208
Daiwa House Industry Co. Ltd.	12,700	437,199
Denso Corp.	922,780	42,844,598
Dowa Holdings Co. Ltd.	117,900	4,070,400
East Japan Railway Co.	957,773	86,947,576
FUJIFILM Holdings Corp.	30,500	1,339,018
Hitachi Ltd.	79,100	2,952,205
Hoya Corp.	933,217	82,475,117
Japan Airlines Co. Ltd.	3,291,700	102,576,244
Japan Aviation Electronics Industry Ltd.	345,500	6,436,253
Japan Post Holdings Co. Ltd.	34,500	316,683
Kamigumi Co. Ltd.	207,700	4,696,333
KDDI Corp.	385,600	10,669,992
Keyence Corp.	13,200	8,346,313
Kinden Corp.	829,900	12,484,059
Kyocera Corp.	4,300	282,110
Kyowa Kirin Co. Ltd.	16,900	310,960
Kyudenko Corp.	18,100	591,447
Mabuchi Motor Co. Ltd.	190,200	7,706,342
Maeda Road Construction Co. Ltd.	211,800	4,556,523
Medipal Holdings Corp.	284,700	6,504,690
MEIJI Holdings Co. Ltd.	1,700	122,532
Mitsubishi Estate Co. Ltd.	660,400	12,821,908
Mitsubishi Heavy Industries Ltd.	68,100	2,755,962
Mitsubishi UFJ Financial Group, Inc.	78,500	406,967

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Murata Manufacturing Co. Ltd.	2,401,120	$130,736,551
Nippo Corp.	199,700	4,103,320
Nippon Telegraph & Telephone Corp.	205,000	10,176,794
Nippon Television Holdings, Inc.	28,500	372,744
NTT Data Corp.	18,800	246,860
Okumura Corp.	257,924	7,305,842
Olympus Corp.	2,369,600	32,241,676
Otsuka Holdings Co. Ltd.	51,600	2,151,215
Seino Holdings Co Ltd.	310,700	3,994,977
Sekisui House Ltd.	9,100	196,236
Seven & i Holdings Co. Ltd.	113,800	4,299,397
Shin-Etsu Chemical Co. Ltd.	725,340	80,876,279
Shionogi & Co. Ltd.	9,100	546,208
Sompo Holdings, Inc.	30,800	1,210,627
Sony Corp.	17,900	1,089,558
Stanley Electric Co. Ltd.	142,700	3,948,973
Subaru Corp.	2,760,390	79,105,900
Suzuken Co. Ltd.	114,000	6,086,904
Suzuki Motor Corp.	2,069,108	97,691,103
Toagosei Co. Ltd.	773,300	8,571,079
Toda Corp.	1,077,400	6,730,025
Tokyo Gas Co. Ltd.	3,004,057	73,332,102
Tokyo Steel Manufacturing Co. Ltd.	1,042,600	8,393,673
Toyota Industries Corp.	978,080	58,687,211
TV Asahi Holdings Corp.	349,100	5,452,569
Yamato Holdings Co. Ltd.	80,500	1,350,195
Yamato Kogyo Co. Ltd.	157,700	4,091,002
Z Holdings Corp.	516,900	1,591,389
ZOZO, Inc.	2,105,600	49,045,603

		1,324,878,614

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	1,838,600	3,479,909

Mexico — 0.0%
America Movil SAB de CV, Series L	2,551,327	2,021,273

Netherlands — 1.8%
ABN AMRO Group NV CVA(d)	3,072,279	57,267,456
Adyen NV(c)(d)	23,156	16,302,175
Aegon NV	98,232	426,163
ASML Holding NV	27,366	7,173,020
ING Groep NV	8,695,742	98,466,113
Koninklijke Ahold Delhaize NV	1,144	28,509
Koninklijke DSM NV	3,688	437,721
Koninklijke Philips NV	3,430,973	150,530,751
NXP Semiconductors NV	18,130	2,061,018
Royal Dutch Shell PLC, A Shares	61,274	1,776,216
Royal Dutch Shell PLC, B Shares	28,360	816,761
Royal Dutch Shell PLC, Class A	1,806,902	52,485,221
Royal Dutch Shell PLC — ADR, Class A	826,127	47,890,582

		435,661,706

Peru — 0.0%
Southern Copper Corp.	1,603	57,035

Poland — 0.0%
Jeronimo Martins SGPS SA	458,367	7,702,236

Singapore — 0.5%
CapitaLand Ltd.	35,094,100	92,761,488
ComfortDelGro Corp. Ltd.	4,371,700	7,382,406
Genting Singapore Ltd.	317,700	219,185
Singapore Telecommunications Ltd.	3,091,300	7,485,750
United Overseas Bank Ltd.	600,000	11,812,461
Wilmar International Ltd.	19,300	53,065

		119,714,355

Security	Shares	Value

South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.(c)	132,382	$924,145
Discovery Ltd.	7,674	61,089
Kumba Iron Ore Ltd.	9,155	223,071
Old Mutual Ltd.	752,198	978,184

		2,186,489

South Korea — 0.4%
Hana Financial Group, Inc.	57,021	1,650,903
Hyundai Mobis Co. Ltd.	2,078	423,774
Industrial Bank of Korea	42,803	433,482
KB Financial Group, Inc.	30,924	1,113,246
Kia Motors Corp.	6,099	222,902
KT&G Corp.	623,243	53,500,171
LG Chem Ltd.	29,637	7,819,575
LG Electronics, Inc.	48,934	2,804,370
LG Uplus Corp.	123,822	1,430,473
NCSoft Corp.	20,654	9,166,152
POSCO	42,821	7,769,679
S-Oil Corp.(b)	48,299	4,126,237
Samsung SDI Co. Ltd.	2,330	454,689
Shinhan Financial Group Co. Ltd.	69,008	2,514,312
SK Telecom Co. Ltd.	33,742	6,896,739
Woongjin Coway Co. Ltd.	78,376	6,184,122

		106,510,826

Spain — 0.7%
CaixaBank SA	46,008	131,932
Cellnex Telecom SA(c)	4,022,041	173,518,002
Repsol SA	94,415	1,555,931
Telefonica SA	246,334	1,891,667

		177,097,532

Sweden — 0.0%
Assa Abloy AB, Class B	44,443	1,055,449
Atlas Copco AB, A Shares	1,307	46,132
Atlas Copco AB, B Shares	35,148	1,090,583
Telefonaktiebolaget LM Ericsson, Class B	142,552	1,245,731
Telia Co. AB	146,607	644,911

		4,082,806

Switzerland — 0.9%
Cie Financiere Richemont SA, Registered Shares	84,475	6,638,143
LafargeHolcim Ltd., Registered Shares(c)	53,282	2,750,335
Nestle SA, Registered Shares	1,448,108	154,920,494
Roche Holding AG	139,703	42,044,428

		206,353,400

Taiwan — 1.4%
Cathay Financial Holding Co. Ltd.	5,799,000	7,675,896
Chunghwa Telecom Co. Ltd.	13,646,000	50,250,927
Far EasTone Telecommunications Co. Ltd.	5,176,000	12,419,451
Formosa Chemicals & Fibre Corp.	1,928,000	5,604,070
Formosa Petrochemical Corp.	1,498,000	4,771,288
Formosa Plastics Corp.	2,023,000	6,493,617
Fubon Financial Holding Co. Ltd.	7,144,000	10,451,923
Globalwafers Co. Ltd.	85,000	1,014,157
Hon Hai Precision Industry Co. Ltd.	4,033,760	10,653,574
MediaTek, Inc.	134,000	1,789,550
Nan Ya Plastics Corp.	2,602,000	6,148,715
Taiwan Mobile Co. Ltd.	6,151,000	22,934,505
Taiwan Semiconductor Manufacturing Co. Ltd.	19,115,000	187,323,139
Uni-President Enterprises Corp.	4,210,000	10,400,303

		337,931,115

Thailand — 0.2%
Advanced Info Service PCL, Foreign Registered Shares	1,594,400	12,117,418

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand (continued)
Intouch Holdings PCL, Class F	4,794,900	$10,490,141
PTT Global Chemical PCL, Foreign Registered Shares	4,237,000	7,156,384
Siam Cement PCL, Foreign Registered Shares	537,900	6,537,814
Thai Beverage PCL	4,668,400	3,134,308
Thai Oil PCL, Foreign Registered Shares — NVDR	2,433,700	5,521,061

		44,957,126

Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	925,456	1,057,946
Tupras Turkiye Petrol Rafinerileri AS	8,278	180,182

		1,238,128

United Arab Emirates — 0.1%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost $0)(a)(f)	1,450,561	15
NMC Health PLC(b)	1,153,607	32,700,907

		32,700,922

United Kingdom — 1.2%
AstraZeneca PLC	491,414	47,921,326
Berkeley Group Holdings PLC	188,020	10,717,030
BP PLC	29,434	186,652
Coca-Cola European Partners PLC	14,779	790,824
Diageo PLC	34,798	1,424,316
Fiat Chrysler Automobiles NV	177,675	2,757,296
GlaxoSmithKline PLC	23,143	530,089
HSBC Holdings PLC	9,306,826	70,314,076
RELX PLC	88,300	2,125,854
Rolls-Royce Holdings PLC(c)	221,296	2,036,310
Vodafone Group PLC	68,308,883	139,399,258

		278,203,031

United States — 35.4%
Abbott Laboratories	138,926	11,615,603
AbbVie, Inc.	1,105,362	87,931,547
Accenture PLC, Class A	120,729	22,385,571
Adobe, Inc.(c)	131,203	36,465,250
AES Corp.	120,971	2,062,556
Agilent Technologies, Inc.	1,179,941	89,380,531
Air Products & Chemicals, Inc.	732,407	156,193,117
Alexion Pharmaceuticals, Inc.(b)(c)	4,425	466,395
Allstate Corp.	3,366	358,210
Ally Financial, Inc.	48,496	1,485,432
Alphabet, Inc., Class C(c)	306,991	386,842,429
Altria Group, Inc.	58,815	2,634,324
Amazon.com, Inc.(c)(g)	160,958	285,967,640
American Tower Corp.	62,895	13,716,142
Ameriprise Financial, Inc.	35,064	5,290,807
Amgen, Inc.	25,348	5,405,461
Anthem, Inc.	704,622	189,599,688
Apple, Inc.	1,656,151	411,984,123
Applied Materials, Inc.	780,086	42,327,466
Autodesk, Inc.(c)	710,647	104,720,942
AutoZone, Inc.(c)	776	888,039
Bank of America Corp.	4,763,893	148,966,934
Baxter International, Inc.	102,899	7,892,353
Becton Dickinson & Co.	476,672	122,028,032
Berkshire Hathaway, Inc., Class B(c)	120,903	25,701,560
Biogen, Inc.(c)	4,693	1,401,846
Booking Holdings, Inc.(c)	913	1,870,527
Bristol-Myers Squibb Co.	488,510	28,025,819
C.H. Robinson Worldwide, Inc.	126,932	9,601,136
Capital One Financial Corp.	21,070	1,964,777
Cardinal Health, Inc.	34,300	1,696,135
Centene Corp.(c)	6,135	325,646

Security	Shares	Value

United States (continued)
CenterPoint Energy, Inc.	49,267	$1,432,192
Charles Schwab Corp.	1,295,898	52,756,008
Charter Communications, Inc., Class A(b)(c)	367,180	171,788,835
Chevron Corp.	34,691	4,029,013
Chubb Ltd.	558,038	85,056,152
Cisco Systems, Inc.	743,026	35,301,165
Citigroup, Inc.	960,928	69,052,286
Citrix Systems, Inc.	552,456	60,140,360
Colgate-Palmolive Co.	1,728,037	118,543,338
Comcast Corp., Class A(g)	4,947,553	221,749,325
ConocoPhillips	27,838	1,536,658
Corning, Inc.	471,178	13,961,004
Costco Wholesale Corp.	11,059	3,285,739
CSX Corp.	62,482	4,390,610
Cummins, Inc.	8,995	1,551,458
D.R. Horton, Inc.	1,085,132	56,828,363
Dell Technologies, Inc., Class C(c)	25,981	1,374,135
Delta Air Lines, Inc.	51,866	2,856,779
Devon Energy Corp.	75,427	1,529,660
Discover Financial Services	31,000	2,488,060
Dollar General Corp.(b)	409	65,579
Dollar Tree, Inc.(c)	698,974	77,166,730
Dover Corp.	486,753	50,568,769
Dropbox, Inc., Class A(c)	2,076,954	41,165,228
DuPont de Nemours, Inc.	762,034	50,225,661
DXC Technology Co.	72,227	1,998,521
Eaton Corp. PLC	8,118	707,159
eBay, Inc.	76,792	2,706,918
Edwards Lifesciences Corp.(c)	17,023	4,057,943
Emerson Electric Co.	2,300,838	161,403,786
Equinix, Inc.	59,162	33,531,838
Exelon Corp.	231,023	10,509,236
Expedia Group, Inc.	30,915	4,224,844
Exxon Mobil Corp.	113,666	7,680,412
Facebook, Inc., Class A(c)	704,502	135,017,808
Ferguson PLC	805,292	68,766,560
Fieldwood Energy, Inc.(a)	344,621	8,960,146
Fieldwood Energy, Inc.(a)(c)	93,042	2,419,092
Fifth Third Bancorp	89,316	2,597,309
FleetCor Technologies, Inc.(b)(c)	491,176	144,513,803
Ford Motor Co.	144,733	1,243,256
Fortune Brands Home & Security, Inc.	115,435	6,931,872
General Electric Co.	180,263	1,799,025
General Motors Co.	28,208	1,048,209
Gilead Sciences, Inc.	1,212,217	77,230,345
Global Payments, Inc.	54,011	9,137,581
Goldman Sachs Group, Inc.	7,737	1,650,921
Hartford Financial Services Group, Inc.	231,632	13,221,555
HCA Healthcare, Inc.	701,296	93,651,068
Hewlett Packard Enterprise Co.	111,344	1,827,155
Home Depot, Inc.	427,522	100,288,111
Honeywell International, Inc.	14,068	2,429,966
HP, Inc.	82,014	1,424,583
Huntsman Corp.	61,426	1,359,357
iHeartMedia, Inc.(c)	10,778	154,556
Incyte Corp.(b)(c)	3,228	270,894
Industrial Select Sector SPDR Fund	153,276	12,033,699
Intel Corp.	117,110	6,620,228
Intuit, Inc.	114,677	29,529,327
Intuitive Surgical, Inc.(c)	3,828	2,116,693
JBS SA	124,373	877,325
Johnson & Johnson	1,208,940	159,628,438
JPMorgan Chase & Co.	2,301,925	287,556,471
KLA Corp.	23,034	3,893,667

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Kraft Heinz Co.	2,146	$69,380
Kroger Co.	112,572	2,773,774
L3Harris Technologies, Inc.	13,372	2,758,777
Lear Corp.	9,794	1,153,439
Lennar Corp., Class A(b)	598,928	35,696,109
Liberty Broadband Corp., Class C(b)(c)	385,608	45,528,737
Liberty Media Corp. — Liberty SiriusXM, Class A(c)	549,881	24,695,156
Liberty Media Corp. — Liberty SiriusXM, Class C(c)	921,406	41,638,337
Lockheed Martin Corp.	9,007	3,392,757
Lookout, Inc., (Acquired 03/04/15, cost $2,002,652)(a)(f)	175,316	96,424
Lowe’s Cos., Inc.	890,918	99,435,358
Macy’s, Inc.	653,907	9,913,230
Marathon Petroleum Corp.	559,711	35,793,518
Marsh & McLennan Cos., Inc.	1,497,939	155,216,439
Marvell Technology Group Ltd.	708,527	17,280,973
Masco Corp.	297,376	13,753,640
Mastercard, Inc., Class A	141,050	39,044,050
McDonald’s Corp.	528,018	103,861,141
McKesson Corp.	28,650	3,810,450
Medtronic PLC	66,015	7,189,033
Merck & Co., Inc.	1,484,365	128,635,071
MetLife, Inc.	36,154	1,691,646
Micron Technology, Inc.(c)	357,794	17,013,105
Microsoft Corp.	3,144,212	450,785,674
Mondelez International, Inc., Class A	181,527	9,521,091
Monster Beverage Corp.(c)	18,404	1,033,016
Morgan Stanley	2,974,814	136,990,185
Motorola Solutions, Inc.	122,767	20,418,607
Newmont Goldcorp Corp.	1,791,889	71,191,750
NextEra Energy, Inc.	653,794	155,825,262
NIKE, Inc., Class B	22,085	1,977,712
Norfolk Southern Corp.	6,886	1,253,252
Northrop Grumman Corp.	4,495	1,584,398
NVIDIA Corp.	37,748	7,588,103
Omnicom Group, Inc.	86,037	6,641,196
ONEOK, Inc.	2,178,438	152,120,325
Oracle Corp.	1,187,329	64,697,557
Packaging Corp. of America	15,643	1,712,283
PayPal Holdings, Inc.(c)	244,200	25,421,220
Peloton Interactive, Inc., Class A(b)(c)	180,177	4,300,825
PepsiCo, Inc.	128,270	17,594,796
Pfizer, Inc.	3,474,856	133,330,225
Philip Morris International, Inc.	726,417	59,159,400
Phillips 66	20,667	2,414,319
PPG Industries, Inc.	136,164	17,036,840
Procter & Gamble Co.	67,537	8,409,032
Progressive Corp.	25,792	1,797,702
Prudential Financial, Inc.	25,164	2,293,447
QUALCOMM, Inc.	381,848	30,715,853
Raytheon Co.	1,047,599	222,310,984
Regeneron Pharmaceuticals, Inc.(c)	942	288,516
Regions Financial Corp.	2,610,468	42,028,535
Reinsurance Group of America, Inc.	18,124	2,944,606
Rockwell Automation, Inc.	9,711	1,670,195
Ross Stores, Inc.	26,349	2,889,695
Royal Caribbean Cruises Ltd.	11,439	1,244,906
salesforce.com, Inc.(b)(c)	327,846	51,304,621
Schlumberger Ltd.	157,648	5,153,513
Sempra Energy	413,572	59,765,290
ServiceNow, Inc.(c)	1,374	339,735
Stanley Black & Decker, Inc.	4,023	608,801
Starbucks Corp.	38,502	3,255,729
Stryker Corp.	58,465	12,644,226

Security		Shares	Value

United States (continued)
SunTrust Banks, Inc.		1,436,983	$98,203,418
Synchrony Financial		17,094	604,615
Sysco Corp.		24,643	1,968,236
Target Corp.		691,517	73,930,082
Texas Instruments, Inc.		465,738	54,952,427
Thermo Fisher Scientific, Inc.		30,403	9,181,098
TJX Cos., Inc.		1,416,724	81,674,139
Travelers Cos., Inc.		81,298	10,654,916
U.S. Bancorp		307,893	17,556,059
Uber Technologies, Inc., (Acquired 06/01/14, Cost $91,002,257)(b)(c)(f)		5,854,657	184,421,695
Union Pacific Corp.		117,398	19,424,673
United Airlines Holdings, Inc.(c)		24,873	2,259,463
United Technologies Corp.		990,594	142,229,486
UnitedHealth Group, Inc.		787,900	199,102,330
Valero Energy Corp.		21,756	2,109,897
VeriSign, Inc.(b)(c)		17,897	3,400,788
Verizon Communications, Inc.		237,361	14,353,220
Visa, Inc., Class A		235,508	42,122,961
Vistra Energy Corp.		474,116	12,815,355
VMware, Inc., Class A		17,714	2,803,595
Walmart, Inc.		713,856	83,706,755
Walt Disney Co.		25,292	3,285,937
Wells Fargo & Co.		198,912	10,269,827
Western Digital Corp.		28,412	1,467,480
Weyerhaeuser Co.		524,557	15,322,310
Williams Cos., Inc.		3,256,053	72,642,542
Willis Towers Watson PLC		3,285	613,966
Wyndham Destinations, Inc.		43,538	2,020,599
Xcel Energy, Inc.		24,835	1,577,271
Xilinx, Inc.		384,256	34,867,389
Yum! Brands, Inc.		26,924	2,738,440
Zoetis, Inc.		21,099	2,698,984

			8,528,742,741

Total Common Stocks — 58.0% (Cost — $10,453,546,463)			13,983,351,608

	Par (000)

Corporate Bonds — 6.8%

Australia — 0.6%
Quintis Australia Pty. Ltd.(a)(d)(h)(y):
(0.00% Cash), 12.00%, 10/01/28	USD	82,685	82,684,528
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		75,937	75,937,178

			158,621,706

China — 0.1%
Baidu, Inc., 4.38%, 05/14/24		13,613	14,503,428
China Milk Products Group Ltd., 0.00%, 01/15/49(c)(i)(j)(k)		39,500	395,000

			14,898,428

France — 0.1%
Danone SA, 2.59%, 11/02/23(d)		18,710	19,034,975

India — 0.0%
REI Agro Ltd., 5.50%, 11/13/20(a)(c)(d)(k)		52,701	445

Japan — 0.2%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		7,739	8,259,697
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		48,904	52,019,821

			60,279,518

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg — 0.0%
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(d)	USD	5,955	$6,116,916

Netherlands — 0.2%
ING Groep NV, 4.10%, 10/02/23		25,250	26,904,035
NXP BV/NXP Funding LLC, 4.63%, 06/01/23(d)		11,862	12,647,242

			39,551,277

Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(d)(i)	SGD	21,500	15,744,647

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(d)	USD	11,462	12,489,952

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(c)(d)(i)(k)(y)		140,850	18,662,625

United Kingdom — 0.1%
HSBC Holdings PLC(l):
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23		17,538	17,924,571
(3 mo. LIBOR US + 1.21%), 3.80%, 03/11/25		10,016	10,507,204

			28,431,775

United States — 5.2%
AbbVie, Inc., 3.60%, 05/14/25		7,272	7,631,063
Allergan Funding SCS, 3.45%, 03/15/22		16,681	17,092,222
Allergan Sales LLC, 5.00%, 12/15/21(d)		9,113	9,566,948
American Express Co., 3.70%, 08/03/23		37,602	39,753,773
Aon Corp., 4.50%, 12/15/28		4,375	4,954,733
Apple, Inc.:
3.35%, 02/09/27		30,684	32,927,686
3.20%, 05/11/27		29,483	31,391,764
AvalonBay Communities, Inc., 3.50%, 11/15/24		3,175	3,377,025
Bank of America Corp.:
3.30%, 01/11/23		17,567	18,213,115
4.13%, 01/22/24		38,927	41,851,363
4.00%, 01/22/25		9,391	10,016,620
Becton Dickinson & Co.:
3.13%, 11/08/21		17,034	17,381,457
2.89%, 06/06/22		24,181	24,654,272
3.36%, 06/06/24		8,262	8,654,046
BP Capital Markets America, Inc., 3.79%, 02/06/24		14,598	15,583,240
Broadcom, Inc., 3.13%, 04/15/21(d)		29,728	30,077,290
Capital One Financial Corp.:
3.20%, 01/30/23		12,642	12,991,774
3.30%, 10/30/24		16,010	16,668,626
Cigna Corp.:
3.40%, 09/17/21		23,833	24,409,255
3.75%, 07/15/23		20,282	21,246,186
Citigroup, Inc.(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(l)		30,233	31,453,193
Comcast Corp., 3.70%, 04/15/24		34,806	37,224,424
CVS Health Corp., 3.70%, 03/09/23		53,991	56,291,356
Energy Transfer Operating LP:
5.88%, 01/15/24		6,776	7,523,394
4.05%, 03/15/25		6,058	6,360,482
Enterprise Products Operating LLC:
3.35%, 03/15/23		24,104	24,964,871
3.90%, 02/15/24		6,371	6,786,096
3.75%, 02/15/25		5,904	6,295,178
Fiserv, Inc., 2.75%, 07/01/24		61,991	63,378,113
Gilead Sciences, Inc.:
3.25%, 09/01/22		17,585	18,251,922
3.70%, 04/01/24		19,464	20,695,346
Goldman Sachs Group, Inc.:
(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(l)		17,573	17,864,382
3.63%, 02/20/24		20,486	21,534,906

Security	Par (000)		Value

United States (continued)
Home Depot, Inc., Series 2019-3A, Class A, 2.95%, 06/15/29	USD	13,396	$14,131,549
Hughes Satellite Systems Corp., 7.63%, 06/15/21		3,567	3,843,443
iHeartCommunications, Inc.:
6.38%, 05/01/26		15,276	16,383,290
8.38%, 05/01/27		5,523	5,922,909
International Business Machines Corp., 3.00%, 05/15/24		37,868	39,326,878
JPMorgan Chase & Co.(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(l)		23,425	25,013,163
Kinder Morgan Energy Partners LP:
4.30%, 05/01/24		4,592	4,906,089
4.15%, 02/01/24		4,758	5,066,584
Marsh & McLennan Cos., Inc.:
3.88%, 03/15/24		10,065	10,746,378
4.38%, 03/15/29		4,389	5,007,803
McDonald’s Corp., 3.35%, 04/01/23		10,921	11,414,440
Morgan Stanley:
(Secured Overnight Financing Rate + 1.15%), 2.72%, 07/22/25(l)		15,015	15,225,258
Series F, 3.88%, 04/29/24		23,887	25,462,271
NextEra Energy Capital Holdings, Inc., 2.90%, 04/01/22		16,274	16,612,084
Occidental Petroleum Corp., 2.70%, 08/15/22		5,273	5,328,528
ONEOK Partners LP, 4.90%, 03/15/25		20,668	22,728,746
ONEOK, Inc., 2.75%, 09/01/24		13,602	13,757,822
PayPal Holdings, Inc.:
2.40%, 10/01/24		4,330	4,359,251
2.65%, 10/01/26		6,075	6,148,488
QUALCOMM, Inc.:
2.60%, 01/30/23		8,840	9,011,987
2.90%, 05/20/24		22,890	23,645,575
Starbucks Corp., 3.10%, 03/01/23		17,613	18,229,638
SunTrust Banks, Inc., 4.00%, 05/01/25		7,514	8,166,168
TransDigm, Inc., 6.25%, 03/15/26(d)		45,201	48,421,571
UnitedHealth Group, Inc., 3.70%, 12/15/25		4,323	4,688,855
Verizon Communications, Inc., 3.50%, 11/01/24		19,552	20,772,022
Vistra Operations Co. LLC, 5.63%, 02/15/27(d)		15,658	16,597,480
Walgreen Co., 3.10%, 09/15/22		17,938	18,505,876
Wells Fargo & Co.:
3.07%, 01/24/23		3,513	3,581,927
3.75%, 01/24/24		11,256	11,910,748
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(l)		59,608	61,754,533
Wells Fargo Bank N.A., 3.55%, 08/14/23		31,376	32,986,284
Williams Cos., Inc.:
3.70%, 01/15/23		14,477	14,982,079
4.55%, 06/24/24		9,012	9,722,126

			1,261,427,964

Total Corporate Bonds — 6.8% (Cost — $1,799,651,256)			1,635,260,228

Floating Rate Loan Interests(m) — 0.4%

Netherlands — 0.2%
Ziggo B.V., 2019 EUR Term Loan H, 01/31/29(n)	EUR	43,300	48,011,200

United States — 0.2%
Fieldwood Energy LLC:
Exit 1st Lien TL, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.51%, 04/11/22	USD	11,070	8,845,259
Exit 2nd Lien TL, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.51%, 04/11/23		14,945	7,098,901
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.57%, 06/22/26		24,045	24,137,411

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 6.03%, 05/01/26	USD	10,513	$10,542,952

			50,624,523

Total Floating Rate Loan Interests — 0.4% (Cost — $108,627,205)			98,635,723

Foreign Agency Obligations — 5.7%

Argentina — 0.2%
Argentine Republic Government International Bond:
3.38%, 01/15/23	EUR	13,433	5,739,910
6.88%, 01/26/27	USD	40,625	16,034,180
5.88%, 01/11/28		39,872	15,251,040
5.25%, 01/15/28	EUR	3,165	1,323,721
7.82%, 12/31/33		14,815	7,910,331

			46,259,182

Australia — 0.2%
Australia Government Bond, 3.00%, 03/21/47	AUD	70,372	62,128,062

Brazil — 0.4%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/23	BRL	310,948	87,767,209

Canada — 1.4%
Canadian Government Bond:
0.75%, 03/01/21	CAD	54,393	40,844,100
1.50%, 09/01/24		401,949	306,230,145

			347,074,245

Indonesia — 0.1%
Indonesia Treasury Bond, 8.25%, 05/15/29	IDR	303,671,000	23,515,735

Italy — 1.4%
Italy Buoni Poliennali Del Tesoro:
3.00%, 08/01/29	EUR	162,260	215,842,609
3.85%, 09/01/49(d)		75,775	119,176,221

			335,018,830

Japan — 0.4%
Japan Government Thirty Year Bond, 0.40%, 09/20/49	JPY	9,379,350	87,038,874

Mexico — 0.3%
Mexican Bonos:
8.00%, 09/05/24	MXN	565,300	31,047,681
10.00%, 12/05/24		531,700	31,639,358

			62,687,039

South Africa — 0.2%
Republic of South Africa Government Bond, 8.00%, 01/31/30	ZAR	897,734	54,691,228

Spain — 1.1%
Spain Government Bond(d):
0.60%, 10/31/29	EUR	156,404	180,636,834
2.70%, 10/31/48		57,373	88,831,538

			269,468,372

Total Foreign Agency Obligations — 5.7% (Cost — $1,391,753,095)			1,375,648,776

		Shares

Investment Companies — 0.4%

Equity Funds — 0.4%
Financial Select Sector SPDR Fund		418,671	12,015,858
iShares S&P 500 Value ETF(y)		97,927	11,974,514
SPDR Gold Shares(c)		464,992	66,228,810

Total Investment Companies — 0.4% (Cost — $89,208,351)			90,219,182

Security	Par (000)		Value

Preferred Securities — 2.2%

Capital Trusts — 1.0%

Netherlands — 0.1%
ING Groep NV, 6.00%(l)(o)	USD	8,753	$8,809,895

United Kingdom — 0.3%
HSBC Holdings PLC, 6.38%(l)(o)		34,034	35,905,870
Lloyds Bank PLC, 13.00%(l)(o)	GBP	18,290	42,772,982

			78,678,852

United States — 0.6%
American Express Co., Series C, 4.90%(l)(o)	USD	11,560	11,617,800
Citigroup, Inc.,(l)(o):
Series O, 5.88%		39,492	40,035,015
Series Q, 5.95%		16,009	16,361,198
Goldman Sachs Group, Inc., Series M, 5.38%(l)(o)		18,661	18,932,891
JPMorgan Chase & Co., Series FF, 5.00%(l)(o)		9,638	10,023,520
Morgan Stanley, Series H, 5.61%(l)(o)		13,155	13,233,930
NBCUniversal Enterprise, Inc., 5.25%(d)(o)		13,483	13,853,782
Prudential Financial, Inc.(l):
5.88%, 09/15/42		10,017	10,857,126
5.63%, 06/15/43		6,650	7,198,625
USB Capital IX, 3.50%(l)(o)		5,591	4,836,215

			146,950,102

Total Capital Trusts — 1.0% (Cost — $221,108,398)			234,438,849

		Shares

Preferred Stocks — 1.0%

Brazil — 0.1%
Banco Bradesco SA, Preference Shares, 0.00%		5,732	50,266
Itau Unibanco Holding SA, Preference Shares, 0.00%		1,522,619	13,755,015

			13,805,281

Germany — 0.3%
Henkel AG & Co. KGaA, Preference Shares, 0.00%		710,286	73,779,325

United Kingdom — 0.0%
Rolls Royce Holdings PLC, Preference Shares, 0.00%(a)		10,179,616	13,186

United States — 0.6%
C3.ai, Inc., Series D, (Acquired 10/07/19, cost $21,206,692), 0.00%(a)(f)		4,782,853	24,105,579
C3.ai, Inc., Series E, (Acquired 10/07/19, cost $2,435,741), 0.00%(a)(f)		549,345	2,768,699
Databricks, Inc., Series F, (Acquired 10/22/19, cost $11,769,837), 0.00%(a)(f)		274,046	11,769,837
Grand Rounds, Inc., Series C, (Acquired 03/31/15, cost $26,357,523), 0.00%(a)(f)		9,493,075	25,061,718
Grand Rounds, Inc., Series D, (Acquired 05/01/18, cost $4,824,038), 0.00%(a)(f)		1,990,402	5,194,949
Lookout, Inc., Series F, (Acquired 09/19/14, cost $50,945,690), 0.00%(a)(f)		4,459,883	32,155,757
Palantir Technologies, Inc., Series I (Acquired 03/27/14, cost $58,747,474), 0.00%(a)(f)		9,583,601	55,201,542

			156,258,081

Total Preferred Stocks — 1.0% (Cost — $258,671,173)			243,855,873

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Trust Preferreds — 0.2%

United States — 0.2%
Citigroup Capital XIII, 8.31%, 10/30/40(l)		818,328	$22,332,171
GMAC Capital Trust I, Series 2, 7.69%, 02/15/40(l)		898,751	23,736,014
Wells Fargo & Co., Series L, 7.50%(b)(i)(o)		8,768	13,235,296

Total Trust Preferreds — 0.2% (Cost — $52,256,518)			59,303,481

Total Preferred Securities — 2.2% (Cost — $532,036,089)			537,598,203

		Par (000)

U.S. Government Sponsored Agency Securities — 3.1%

Mortgage-Backed Securities — 3.1%
Fannie Mae Mortgage-Backed Securities, 3.00%, 11/01/49(p)	USD	750,746	762,858,483

Total U.S. Government Sponsored Agency Securities — 3.1% (Cost — $761,894,000)			762,858,483

U.S. Treasury Obligations — 12.8%
U.S. Treasury Bonds, 2.25%, 08/15/49(q)(r)		197,483	200,615,060
U.S. Treasury Inflation Protected Security:
0.13%, 10/15/24		81,933	82,168,871
0.63%, 04/15/23		107,075	108,170,852
0.50%, 04/15/24		1,058,494	1,072,409,869
U.S. Treasury Notes:
1.88%, 06/30/26		273,751	278,456,400
1.88%, 07/31/26		491,706	500,157,197
2.38%, 05/15/29(q)(s)		739,521	784,152,564
1.63%, 08/15/29		53,393	53,073,993

Total U.S. Treasury Obligations — 12.8% (Cost — $3,033,266,757)			3,079,204,806

Total Long-Term Investments — 89.4% (Cost — $18,169,983,216)			21,562,777,009

Short-Term Securities — 14.8%

Foreign Agency Obligations — 3.8%

Japan — 3.8%
Japan Treasury Discount Bill(j)(t):
(0.10%), 11/05/19	JPY	17,324,800	160,430,087
(0.15%), 11/18/19		19,234,250	178,120,007
(0.31%), 01/08/20		1,706,300	15,805,885
(0.29%), 01/08/20		21,329,050	197,576,343
(0.22%), 01/20/20		21,332,050	197,621,069
(0.20%), 02/03/20		17,058,300	158,037,828

			907,591,219

Total Foreign Agency Obligations — 3.8% (Cost — $910,843,985)			907,591,219

		Share

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.70%(u)(y)		15,160,728	15,160,728
SL Liquidity Series, LLC, Money Market Series, 2.02%(u)(v)(y)		132,202,187	132,228,628

Total Money Market Funds — 0.6% (Cost — $147,380,890)			147,389,356

Security		Par (000)	Value

Time Deposits — 0.0%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.31%, 11/01/19	AUD	19	$13,093

Canada — 0.0%
Brown Brothers Harriman & Co., 0.85%, 11/01/19	CAD	2,793	2,120,933

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 0.43%, 11/01/19	HKD	373	47,618

Japan — 0.0%
Sumitomo Bank Tokyo, (0.25%), 11/01/19	JPY	4,468	41,377

Sweden — 0.0%
Brown Brothers Harriman & Co., (0.37%), 11/01/19	SEK	241	24,976

United States — 0.0%
Citibank NA, New York, 1.90%, 11/01/19	USD	770	769,957

Total Time Deposits — 0.0% (Cost — $3,017,954)			3,017,954

U.S. Treasury Obligations — 10.4%
U.S. Treasury Bills(j)(s):
1.71%, 11/05/19		200,000	199,966,240
1.68% - 1.74%, 11/19/19		142,555	142,446,242
1.64%, 11/21/19		95,000	94,919,646
1.64%, 11/26/19		114,290	114,167,774
1.50%, 11/30/19(g)(w)		75,132	75,110,901
1.67%, 12/03/19(x)		136,260	136,073,609
1.64%, 12/05/19		85,190	85,069,897
1.64% - 1.66%, 12/10/19		62,555	62,454,816
1.62%, 12/12/19		53,205	53,115,759
1.68%, 12/17/19		106,410	106,203,328
1.68%, 12/24/19		23,000	22,948,023
2.02%, 12/26/19		54,693	54,564,628
1.73% - 1.89%, 01/02/20		160,880	160,451,233
1.65% - 1.90%, 01/09/20		144,700	144,274,974
1.64% - 1.87%, 01/16/20		125,879	125,470,583
1.60%, 01/23/20		100,000	99,650,094
1.71%, 02/20/20		107,000	106,503,393
1.65% - 1.88%, 02/27/20		208,677	207,641,798
1.87%, 03/05/20		151,867	151,058,590
1.64%, 03/19/20		45,000	44,736,769
1.63%, 04/02/20		125,000	124,193,828
1.60% - 1.64%, 04/16/20		193,000	191,634,658

Total U.S. Treasury Obligations — 10.4% (Cost — $2,501,840,691)			2,502,656,783

Total Short-Term Securities — 14.8% (Cost — $3,563,083,520)			3,560,655,312

Options Purchased — 0.5% (Cost — $136,321,528)			119,293,308

Total Investments Before Options Written — 104.7% (Cost — $21,869,388,264)			25,242,725,629

Options Written — (0.3)% (Premiums Received — $107,737,612)			(78,151,092)

Total Investments, Net of Options Written — 104.4% (Cost — $21,761,650,652)			25,164,574,537

Liabilities in Excess of Other Assets — (4.4)%			(1,052,796,963)

Net Assets — 100.0%			$24,111,777,574

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

(b)	Security, or a portion of the security, is on loan.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $340,776,215, representing 1.4% of its net assets as of period end, and an original cost of $269,291,904.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Convertible security.
(j)	Zero-coupon bond.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Perpetual security with no stated maturity date.
(p)	Represents or includes a TBA transaction.
(q)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(t)	Rates are discount rates or a range of discount rates as of period end.
(u)	Annualized 7-day yield as of period end.
(v)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(w)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(x)	When-issued security.
(y)

During the year ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/ Shares Held at 10/31/18	Par/ Shares Purchased	Par/ Shares Sold	Par/ Shares Held at 10/31/19	Value at 10/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Bio City Development Co. BV	$140,850,000	$—	$—	$140,850,000	$18,662,625	$—		$—	$(3,169,125)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	—	15,160,728	—	15,160,728	15,160,728	1,025,981		—	—
iShares Gold Trust(c)	28,916,741	7,163,292	(36,080,033)	—	—	—		(8,213,360)	22,349,295
iShares S&P 500 Value ETF	—	97,927	—	97,927	11,974,514	—		—	(48,483)
Quintis Australia Pty. Ltd.	$89,251,400	$—	$(6,566,872)	$82,684,528	82,684,528	—		(698,419)	970,594
Quintis Australia Pty. Ltd.	$75,260,640	$5,579,869	$(4,903,331)	$75,937,178	75,937,178	6,053,251		(64,503)	81,953
Quintis HoldCo Pty. Ltd.	45,776,155	—	(2,040,353)	43,735,802	26,229,868	—		886,401	6,825,532
SL Liquidity Series, LLC, Money Market Series(b)	74,893,844	57,308,343	—	132,202,187	132,228,628	902,503	(d)	27,056	976

					$362,878,069	$7,981,735		$(8,062,825)	$27,010,742

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	785	12/06/19	$126,485	$608,200
MSCI Emerging Markets Index	1,073	12/20/19	55,871	788,955
2-Year U.S. Treasury Note	22,362	12/31/19	4,821,282	(4,916,344)
5-Year U.S. Treasury Note	903	12/31/19	107,640	303,859

				(3,215,330)

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Bund	431	12/06/19	$82,564	$1,208,479
Yen Denom Nikkei Index	4,146	12/12/19	436,138	(29,200,181)
10-Year U.S. Treasury Note	4,098	12/19/19	533,957	(2,541,902)
10-Year U.S. Ultra Long Treasury Bond	3,979	12/19/19	565,453	181,224
SPI 200 Index	159	12/19/19	18,192	125,749
Euro Stoxx 50 Index	417	12/20/19	16,785	(105,363)
NASDAQ 100 E-Mini Index	770	12/20/19	124,590	(3,171,305)
S&P 500 E-Mini Index	5,633	12/20/19	855,033	(6,884,015)

				(40,387,314)

				$(43,602,644)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	179,352,077	EUR	159,775,546	Goldman Sachs International	11/01/19	$1,154,461
USD	335,785,023	EUR	300,425,000	UBS AG	11/01/19	721,116
USD	4,903,841	CHF	4,836,000	Citibank N.A.	11/08/19	245
USD	8,837,736	JPY	946,356,000	Citibank N.A.	11/15/19	69,324
EUR	45,968,000	USD	51,194,148	UBS AG	11/22/19	133,597
GBP	93,381,000	USD	113,175,456	JPMorgan Chase Bank N.A.	11/22/19	7,853,287
INR	591,987,000	USD	8,296,073	Deutsche Bank AG	11/22/19	16,298
USD	13,256,189	JPY	1,418,891,000	Citibank N.A.	11/22/19	104,288
EUR	57,510,000	USD	63,713,259	Morgan Stanley & Co. International PLC	12/03/19	547,712
EUR	69,072,000	USD	76,767,415	Morgan Stanley & Co. International PLC	12/03/19	412,793
EUR	91,565,000	USD	102,041,904	Morgan Stanley & Co. International PLC	12/05/19	286,429
GBP	48,423,000	USD	58,988,952	JPMorgan Chase Bank N.A.	12/05/19	3,796,860
NZD	40,595,000	USD	25,719,774	UBS AG	12/05/19	322,786
SGD	5,044,000	USD	3,663,342	Bank of America N.A.	12/05/19	45,412
USD	3,093,236	JPY	330,802,000	JPMorgan Chase Bank N.A.	12/05/19	24,714
BRL	20,516,000	USD	4,897,940	Citibank N.A.	12/06/19	207,404
EUR	57,920,000	USD	63,796,332	UBS AG	12/06/19	937,228
NZD	40,301,000	USD	25,664,326	Goldman Sachs International	12/06/19	190,079
NZD	40,368,000	USD	25,795,632	Goldman Sachs International	12/06/19	101,755
USD	3,922,704	CHF	3,860,000	Citibank N.A.	12/06/19	538
USD	45,205,000	CLP	32,479,792,500	Deutsche Bank AG	12/06/19	1,373,084
USD	18,547,000	CLP	13,325,637,766	Morgan Stanley & Co. International PLC	12/06/19	563,873
USD	3,421,555	NOK	30,919,000	Citibank N.A.	12/06/19	58,848
EUR	161,921,000	USD	178,878,792	Goldman Sachs International	12/10/19	2,147,765
USD	6,137,235	JPY	656,147,000	JPMorgan Chase Bank N.A.	12/10/19	48,232
EUR	81,353,000	USD	89,719,546	Morgan Stanley & Co. International PLC	12/13/19	1,254,257
EUR	156,476,245	USD	173,696,456	Morgan Stanley & Co. International PLC	12/18/19	1,354,312
USD	110,705,000	JPY	11,903,665,830	BNP Paribas S.A.	12/18/19	164,787
USD	17,164,000	JPY	1,846,319,465	Goldman Sachs International	12/18/19	18,648
USD	3,116,517	ZAR	46,866,000	Morgan Stanley & Co. International PLC	12/19/19	33,588
JPY	12,418,519,000	USD	115,425,717	Morgan Stanley & Co. International PLC	01/09/20	101,580
BRL	51,851,000	USD	12,522,791	BNP Paribas S.A.	01/15/20	354,590
BRL	51,851,000	USD	12,541,057	Citibank N.A.	01/15/20	336,325
BRL	51,851,000	USD	12,571,463	Citibank N.A.	01/15/20	305,919
BRL	51,851,000	USD	12,557,458	Deutsche Bank AG	01/15/20	319,924
GBP	440,518,200	USD	540,227,292	JPMorgan Chase Bank N.A.	01/16/20	31,821,310
EUR	108,224,000	USD	120,921,922	UBS AG	01/24/20	467,140
JPY	14,182,118,000	USD	131,486,158	JPMorgan Chase Bank N.A.	01/24/20	561,588

						58,212,096

EUR	58,801,546	USD	65,645,282	Bank of America N.A.	11/01/19	(63,936)
EUR	70,632,000	USD	79,218,520	Bank of America N.A.	11/01/19	(442,673)
EUR	56,801,000	USD	63,429,109	Citibank N.A.	11/01/19	(78,971)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	159,841,000	USD	180,710,640	Deutsche Bank AG	11/01/19	$(2,440,024)
EUR	57,134,000	USD	64,279,624	Morgan Stanley & Co. International PLC	11/01/19	(558,092)
EUR	56,991,000	USD	64,071,562	UBS AG	11/01/19	(509,518)
CHF	7,567,814	USD	7,805,000	BNP Paribas S.A.	11/08/19	(131,406)
CHF	55,114,122	USD	56,890,000	UBS AG	11/08/19	(1,005,511)
JPY	13,720,249,884	USD	129,497,000	Morgan Stanley & Co. International PLC	11/15/19	(2,372,746)
USD	117,359,113	JPY	12,773,894,000	Bank of America N.A.	11/15/19	(996,730)
JPY	20,699,576,000	USD	196,753,781	JPMorgan Chase Bank N.A.	11/22/19	(4,886,498)
USD	3,173,905	EUR	2,875,000	Deutsche Bank AG	11/22/19	(36,312)
USD	7,295,659	GBP	5,854,000	UBS AG	11/22/19	(291,562)
USD	65,994,744	INR	4,771,288,000	JPMorgan Chase Bank N.A.	11/22/19	(1,001,176)
USD	7,322,642	EUR	6,628,000	JPMorgan Chase Bank N.A.	12/03/19	(83,405)
USD	25,234,000	ZAR	389,915,768	BNP Paribas S.A.	12/03/19	(470,040)
ZAR	23,203,000	USD	1,546,473	Morgan Stanley & Co. International PLC	12/03/19	(16,884)
JPY	6,791,771,993	USD	64,272,000	Morgan Stanley & Co. International PLC	12/05/19	(1,271,471)
USD	6,102,659	EUR	5,523,000	JPMorgan Chase Bank N.A.	12/05/19	(69,562)
USD	3,648,266	GBP	2,926,000	UBS AG	12/05/19	(145,619)
USD	1,473,735	NZD	2,338,000	UBS AG	12/05/19	(26,142)
USD	64,013,664	SGD	89,011,000	Bank of America N.A.	12/05/19	(1,434,361)
CHF	62,298,053	USD	64,272,000	BNP Paribas S.A.	12/06/19	(970,621)
CLP	2,802,349,000	USD	3,891,341	Citibank N.A.	12/06/19	(109,533)
NOK	397,478,000	USD	45,495,786	JPMorgan Chase Bank N.A.	12/06/19	(2,266,638)
USD	70,772,000	BRL	295,968,504	Credit Suisse International	12/06/19	(2,878,849)
USD	3,173,670	EUR	2,872,000	JPMorgan Chase Bank N.A.	12/06/19	(36,184)
USD	2,701,663	NZD	4,286,000	UBS AG	12/06/19	(47,946)
JPY	12,137,669,685	USD	114,865,000	Morgan Stanley & Co. International PLC	12/10/19	(2,228,181)
USD	8,787,346	EUR	7,950,000	BNP Paribas S.A.	12/10/19	(100,698)
USD	3,905,852	EUR	3,533,000	Citibank N.A.	12/13/19	(44,961)
NZD	40,027,000	USD	25,732,758	UBS AG	12/16/19	(49,647)
USD	1,228,232	NZD	1,948,000	UBS AG	12/16/19	(21,692)
JPY	524,653,000	USD	4,909,440	Citibank N.A.	12/18/19	(37,391)
USD	7,566,667	EUR	6,842,000	BNP Paribas S.A.	12/18/19	(87,513)
ZAR	1,004,149,000	USD	67,245,873	Morgan Stanley & Co. International PLC	12/19/19	(1,191,170)
USD	118,209,492	GBP	95,700,000	JPMorgan Chase Bank N.A.	01/10/20	(6,045,717)
USD	51,369,412	BRL	207,404,000	Credit Suisse International	01/15/20	(140,116)
USD	40,022,759	GBP	32,671,400	Deutsche Bank AG	01/16/20	(2,403,703)
USD	41,275,013	GBP	33,036,000	Morgan Stanley & Co. International PLC	01/16/20	(1,624,912)
USD	74,767,605	BRL	310,948,000	Credit Suisse International	01/24/20	(2,418,777)
USD	19,654,957	JPY	2,128,236,762	Deutsche Bank AG	01/24/20	(160,762)
USD	23,870,091	JPY	2,574,878,673	Deutsche Bank AG	01/24/20	(104,249)
USD	19,600,592	JPY	2,114,903,501	JPMorgan Chase Bank N.A.	01/24/20	(90,983)
USD	23,769,426	JPY	2,573,083,818	Morgan Stanley & Co. International PLC	01/24/20	(188,203)
ZAR	498,199,000	USD	33,693,398	JPMorgan Chase Bank N.A.	01/30/20	(1,103,898)

						(42,684,983)

	Net unrealized appreciation					$15,527,113

Interest Rate Caps — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Call
2Y-10Y CMS Index CAP	0.50%	Goldman Sachs International	2/27/20	USD 2,314,244	$147,441	$3,008,518	$(2,861,077)
2Y-10Y CMS Index CAP	0.50	Goldman Sachs International	8/27/20	USD 2,298,002	1,740,024	5,859,905	(4,119,881)

					$1,887,465	$8,868,423	$(6,980,958)

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	44,851	11/01/19	USD	302.00	USD	1,360,465	$7,557,393
SPDR S&P 500 ETF Trust	13,554	11/15/19	USD	305.00	USD	411,133	2,304,180
iShares China Large-Cap ETF	27,437	11/15/19	USD	42.50	USD	112,903	411,555
iShares China Large-Cap ETF	14,189	11/15/19	USD	42.00	USD	58,388	368,914
iShares MSCI Emerging Markets ETF	28,411	11/15/19	USD	44.00	USD	120,974	255,699
iShares MSCI Emerging Markets ETF	23,412	11/15/19	USD	43.50	USD	99,688	409,710
iShares Russell 2000 ETF	4,967	11/15/19	USD	158.50	USD	77,212	302,987
iShares Russell 2000 ETF	5,110	11/22/19	USD	159.00	USD	79,435	429,240
Invesco QQQ Trust	16,255	12/20/19	USD	205.00	USD	320,354	2,113,150
Raytheon Co.	3,124	12/20/19	USD	210.00	USD	66,294	2,585,110
SPDR S&P 500 ETF Trust	2,266	12/20/19	USD	305.00	USD	68,735	1,042,360
SPDR S&P 500 ETF Trust	28,704	12/20/19	USD	310.00	USD	870,678	6,300,528
iShares Russell 2000 ETF	2,638	12/31/19	USD	162.00	USD	41,008	309,965
Johnson & Johnson	921	01/17/20	USD	135.00	USD	12,161	239,460
SPDR S&P 500 ETF Trust	5,317	01/17/20	USD	307.00	USD	161,281	2,581,404
SPDR S&P 500 ETF Trust	3,422	01/17/20	USD	301.00	USD	103,800	2,924,099
SPDR S&P 500 ETF Trust	26,074	01/17/20	USD	310.00	USD	790,903	8,891,234

							$39,026,988

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 01/04/25	3-Month LIBOR, 1.90%	Quarterly	1.30%	Semi-Annual	Goldman Sachs International	01/02/20	1.30%	USD	1,282,644	$3,291,663
10-Year Interest Rate Swap, 08/15/30	3-Month LIBOR, 1.90%	Quarterly	1.08	Semi-Annual	Bank of America N.A.	08/13/20	1.08	USD	142,054	987,235

										4,278,898

Put
5-Year Interest Rate Swap, 11/08/24	1.56%	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Citibank N.A.	11/06/19	1.56	USD	350,465	131,887
5-Year Interest Rate Swap, 11/29/24	1.53	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Morgan Stanley & Co. International PLC	11/27/19	1.53	USD	261,564	572,180
5-Year Interest Rate Swap, 11/29/24	1.53	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Morgan Stanley & Co. International PLC	11/27/19	1.53	USD	76,593	167,550
10-Year Interest Rate Swap, 08/15/30	2.08	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Bank of America N.A.	08/13/20	2.08	USD	141,092	895,770

										1,767,387

										$6,046,285

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Euro Stoxx 50 Index	Credit Suisse International	90,662	11/15/19	EUR	3,600.00	EUR	326,783	$4,656,360
Lowe’s Cos., Inc..	Nomura International Plc	424,102	11/15/19	USD	112.00	USD	47,334	708,250
SPDR Gold Trust(a)	Societe Generale	869,766	11/15/19	USD	138.00	USD	123,881	4,044,412
SPDR Gold Trust(a)	Societe Generale	647,215	11/15/19	USD	147.50	USD	92,183	152,095
SPDR Gold Trust(a)	Societe Generale	646,893	11/15/19	USD	145.00	USD	92,137	371,963
SPDR S&P 500 ETF Trust	Goldman Sachs International	21,621,308	11/15/19	USD	325.00	USD	6,558,391	324,320
Alibaba Group Holding Ltd. — ADR	Citibank N.A.	185,947	11/22/19	USD	167.00	USD	32,851	2,198,567
DAX Index	Goldman Sachs International	11,323	12/20/19	EUR	13,700.00	EUR	145,691	126,917
DAX Index	Goldman Sachs International	3,267	12/20/19	EUR	13,300.00	EUR	42,036	255,058
DAX Index	Morgan Stanley & Co. International PLC	11,324	12/20/19	EUR	13,700.00	EUR	145,704	126,928

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Emerson Electric Co.	Bank of America N.A.	858,462	12/20/19	USD	65.00	USD	60,221	$4,829,141
Euro Stoxx 50 Index	Goldman Sachs International	71,958	12/20/19	EUR	3,850.00	EUR	259,366	172,548
Euro Stoxx 50 Index	Goldman Sachs International	72,166	12/20/19	EUR	3,850.00	EUR	260,116	173,046
Euro Stoxx 50 Index	Goldman Sachs International	13,213	12/20/19	EUR	3,750.00	EUR	47,625	176,101
Facebook, Inc., Class A	UBS AG	428,241	12/20/19	USD	195.00	USD	82,072	2,537,328
SPDR Gold Trust(a)	Societe Generale	1,465,651	12/20/19	USD	146.00	USD	208,753	2,293,744
USD-JPY Currency	Deutsche Bank AG	—	12/20/19	JPY	109.50	USD	171,581	398,239
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	214,800	12/31/19	USD	147.50	USD	30,594	314,278
Agilent Technologies, Inc.	Nomura International PLC	369,709	01/17/20	USD	71.00	USD	28,005	2,432,511
Alibaba Group Holding Ltd. — ADR	Bank of America N.A.	161,224	01/17/20	USD	162.50	USD	28,483	2,999,105
Alphabet, Inc., Class A	JPMorgan Chase Bank N.A.	49,431	01/17/20	USD	1,315.00	USD	62,288	1,042,994
FedEx Corp.	Credit Suisse International	375,111	01/17/20	USD	162.00	USD	57,264	1,543,079
JPMorgan Chase & Co.	Citibank N.A.	386,847	01/17/20	USD	114.50	USD	48,325	4,571,158
Lowe’s Cos., Inc.	Nomura International PLC	301,046	01/17/20	USD	98.00	USD	33,600	4,537,242
QUALCOMM, Inc.	Citibank N.A.	473,118	01/17/20	USD	71.00	USD	38,058	4,971,907
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	430,603	01/17/20	USD	147.50	USD	61,331	827,813
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	752,319	01/17/20	USD	145.00	USD	107,153	1,918,413
SPDR Gold Trust(a)	Societe Generale	862,103	01/17/20	USD	147.50	USD	122,789	1,657,350
SPDR Gold Trust(a)	Societe Generale	476,126	01/17/20	USD	143.50	USD	67,815	1,478,676
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	1,274,746	01/17/20	USD	46.00	USD	65,815	7,775,951
BP PLC	Credit Suisse International	1,143,038	03/20/20	USD	40.00	USD	43,333	714,959
DAX Index	Credit Suisse International	3,454	03/20/20	EUR	14,000.00	EUR	44,442	224,393
DAX Index	Goldman Sachs International	2,714	03/20/20	EUR	13,600.00	EUR	34,920	443,444
Euro Stoxx 50 Index	Credit Suisse International	7,179	03/20/20	EUR	3,600.00	EUR	25,876	986,430
Euro Stoxx 50 Index	Credit Suisse International	15,686	03/20/20	EUR	3,900.00	EUR	56,539	279,039
Euro Stoxx 50 Index	Goldman Sachs International	9,564	03/20/20	EUR	3,800.00	EUR	34,473	389,869
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	1,289,687	03/20/20	USD	146.00	USD	183,690	4,836,326

								67,489,954

Put
USD-JPY Currency	BNP Paribas S.A.	—	12/17/19	JPY	106.00	USD	531,456	1,578,955
USD-JPY Currency	Bank of America N.A.	—	03/11/20	JPY	99.00	USD	146,065	206,827
USD-JPY Currency	UBS AG	—	03/11/20	JPY	102.00	USD	292,129	1,013,395
EUR-USD Currency	Morgan Stanley & Co. International PLC	—	03/17/20	USD	1.08	EUR	332,279	853,469
USD-JPY Currency	Bank of America N.A.	—	04/06/20	JPY	103.50	USD	104,473	704,775
EUR-USD Currency	Bank of America N.A.	—	07/23/20	USD	1.12	EUR	35,879	485,195

								4,842,616

								$72,332,570

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Air Products & Chemicals, Inc.	571	12/20/19	USD	230.00	USD	12,177	$(85,650)
Amazon.com, Inc.	67	12/20/19	USD	1,930.00	USD	11,904	(52,260)
Apple, Inc.	1,504	12/20/19	USD	260.00	USD	37,414	(410,592)
Charter Communications, Inc., Class A	667	12/20/19	USD	455.00	USD	31,206	(1,467,400)
Dollar Tree, Inc.	1,090	12/20/19	USD	125.00	USD	12,034	(76,300)
FleetCor Technologies, Inc.	411	12/20/19	USD	330.00	USD	12,092	(61,650)
Home Depot, Inc.	522	12/20/19	USD	250.00	USD	12,245	(65,772)
Lowe’s Cos., Inc.	1,096	12/20/19	USD	120.00	USD	12,232	(146,316)
Marathon Petroleum Corp.	1,894	12/20/19	USD	75.00	USD	12,112	(63,449)
Microsoft Corp.	2,646	12/20/19	USD	150.00	USD	37,936	(328,104)

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Morgan Stanley	2,693	12/20/19	USD	50.00	USD	12,401	$(65,978)
Newmont Goldcorp Corp.	3,221	12/20/19	USD	42.00	USD	12,797	(217,418)
Raytheon Co.	6,251	12/20/19	USD	220.00	USD	132,652	(2,344,125)
TJX Cos., Inc.	2,012	12/20/19	USD	65.00	USD	11,599	(30,180)
Target Corp.	1,075	12/20/19	USD	125.00	USD	11,493	(29,562)
Dollar Tree, Inc.	1,298	01/17/20	USD	120.00	USD	14,330	(262,845)

							(5,707,601)

Put
Agilent Technologies, Inc.	2,402	11/15/19	USD	70.00	USD	18,195	(31,226)
FleetCor Technologies, Inc.	451	11/15/19	USD	270.00	USD	13,269	(135,300)
Merck & Co., Inc.	2,702	11/15/19	USD	75.00	USD	23,416	(12,159)
Wells Fargo & Co.	5,171	11/15/19	USD	45.00	USD	26,698	(12,927)
Amazon.com, Inc.	151	12/20/19	USD	1,630.00	USD	26,828	(149,490)
Amazon.com, Inc.	67	12/20/19	USD	1,600.00	USD	11,904	(46,230)
Bank of America Corp.	4,805	12/20/19	USD	27.00	USD	15,025	(67,270)
Citigroup, Inc.	2,253	12/20/19	USD	62.50	USD	16,190	(88,994)
Emerson Electric Co.	1,951	12/20/19	USD	60.00	USD	13,686	(53,652)
SPDR S&P 500 ETF Trust	2,266	12/20/19	USD	280.00	USD	68,735	(301,378)
Sherwin-Williams Co.	988	12/20/19	USD	490.00	USD	56,545	(148,200)
iShares Russell 2000 ETF	2,638	12/31/19	USD	140.00	USD	41,008	(211,040)
Amazon.com, Inc.	238	01/17/20	USD	1,560.00	USD	42,285	(236,810)
Applied Materials, Inc.	2,333	01/17/20	USD	45.00	USD	12,659	(137,647)
Autodesk, Inc.	937	01/17/20	USD	130.00	USD	13,808	(288,128)
Cisco Systems, Inc.	3,917	01/17/20	USD	42.00	USD	18,610	(195,850)
Home Depot, Inc.	2,248	01/17/20	USD	210.00	USD	52,734	(411,384)
Lowe’s Cos., Inc.	3,508	01/17/20	USD	97.50	USD	39,153	(396,404)
Mastercard, Inc., Class A	800	01/17/20	USD	245.00	USD	22,145	(191,600)
McDonald’s Corp.	3,389	01/17/20	USD	190.00	USD	66,662	(1,030,256)
Norfolk Southern Corp.	1,325	01/17/20	USD	155.00	USD	24,115	(198,750)
Target Corp.	1,584	01/17/20	USD	95.00	USD	16,935	(282,744)
Visa, Inc., Class A	1,601	01/17/20	USD	155.00	USD	28,635	(137,686)
Walmart, Inc.	6,369	01/17/20	USD	105.00	USD	74,683	(487,229)
salesforce.com, Inc.	988	01/17/20	USD	135.00	USD	15,461	(143,754)

							(5,396,108)

							$(11,103,709)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)	Value
Put
AUD-USD Currency	Down-and-in	Morgan Stanley & Co. International PLC	176,039,000	01/07/20	AUD	0.68	AUD	0.66	(176,039)	$(486,988)
USD-JPY Currency	Down-and-in	Bank of America N.A.	104,473,000	04/06/20	USD	100.00	USD	96.50	(104,473)	(265,988)

										$(752,976)

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
5-Year Interest Rate Swap, 12/29/24	1.55%	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Goldman Sachs International	12/27/19	1.55%	USD	150,285	$(1,092,750)
5-Year Interest Rate Swap, 01/04/25	1.10	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Goldman Sachs International	01/02/20	1.10	USD	1,282,644	(1,242,369)
2-Year Interest Rate Swap, 08/15/22	0.88	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	Bank of America N.A.	08/13/20	0.88	USD	701,514	(1,046,112)

										(3,381,231)

Put
5-Year Interest Rate Swap, 11/08/24	3-Month LIBOR, 1.90%	Quarterly	1.66%	Semi-Annual	Citibank N.A.	11/06/19	1.66	USD	371,709	(7,494)
5-Year Interest Rate Swap, 11/08/24	3-Month LIBOR, 1.90%	Quarterly	1.76	Semi-Annual	Citibank N.A.	11/06/19	1.76	USD	371,709	(119)
2-Year Interest Rate Swap, 08/15/22	3-Month LIBOR, 1.90%	Quarterly	1.88	Semi-Annual	Bank of America N.A.	08/13/20	1.88	USD	701,808	(879,836)

										(887,449)

										$(4,268,680)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Lowe’s Cos., Inc.	Nomura International Plc	424,102	11/15/19	USD	125.00	USD	47,334	$(21,896)
SPDR Gold Trust(a)	Societe Generale	648,297	11/15/19	USD	155.00	USD	92,337	(16,207)
SPDR S&P 500 ETF Trust	Goldman Sachs International	21,621,308	11/15/19	USD	330.00	USD	6,558,391	(216,213)
Alibaba Group Holding Ltd. — ADR	Citibank N.A.	185,947	11/22/19	USD	195.00	USD	32,851	(151,547)
USD-ZAR Currency	Morgan Stanley & Co. International PLC	—	12/12/19	ZAR	15.50	USD	86,114	(1,037,238)
Emerson Electric Co.	Bank of America N.A.	897,114	12/20/19	USD	75.00	USD	62,933	(448,557)
Facebook, Inc., Class A	UBS AG	428,241	12/20/19	USD	225.00	USD	82,072	(152,026)
Agilent Technologies, Inc.	Nomura International PLC	369,709	01/17/20	USD	81.00	USD	28,005	(488,541)
Alibaba Group Holding Ltd. — ADR	Bank of America N.A.	161,224	01/17/20	USD	202.50	USD	28,483	(322,464)
FedEx Corp.	Credit Suisse International	375,111	01/17/20	USD	190.00	USD	57,264	(112,533)
JPMorgan Chase & Co.	Citibank N.A.	386,847	01/17/20	USD	125.50	USD	48,325	(1,509,930)
Lowe’s Cos., Inc.	Nomura International PLC	301,046	01/17/20	USD	115.00	USD	33,600	(1,098,818)
QUALCOMM, Inc.	Citibank N.A.	473,118	01/17/20	USD	86.00	USD	38,058	(885,644)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	429,897	01/17/20	USD	155.00	USD	61,230	(339,619)
SPDR Gold Trust(a)	Societe Generale	476,126	01/17/20	USD	164.50	USD	67,815	(149,637)
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	1,274,746	01/17/20	USD	51.00	USD	65,815	(2,992,606)
USD-MXN Currency	Morgan Stanley & Co. International PLC	—	03/05/20	MXN	21.50	USD	101,247	(367,728)
EUR-USD Currency	Morgan Stanley & Co. International PLC	—	03/17/20	USD	1.15	EUR	332,279	(1,745,850)
BP PLC	Credit Suisse International	1,143,038	03/20/20	USD	43.00	USD	43,333	(190,967)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	429,897	03/20/20	USD	158.00	USD	61,230	(653,443)
Comcast Corp., Class A	Citibank N.A.	1,116,389	06/19/20	USD	40.00	USD	50,037	(6,441,565)

								(19,343,029)

Put
Euro Stoxx 50 Index	Credit Suisse International	60,286	11/15/19	EUR	3,325.00	EUR	217,295	(117,665)
Alibaba Group Holding Ltd. — ADR	Citibank N.A.	120,866	11/22/19	USD	140.00	USD	21,353	(231)
USD-ZAR Currency	Morgan Stanley & Co. International PLC	—	12/12/19	ZAR	14.00	USD	86,114	(53,046)
Topix-Bank Index	Bank of America N.A.	23,933,618	12/13/19	JPY	156.59	JPY	3,540,739	(2,156,972)
Topix-Bank Index	Morgan Stanley & Co. International PLC	43,624,278	12/13/19	JPY	156.59	JPY	6,453,776	(3,930,770)
USD-JPY Currency	BNP Paribas S.A.	—	12/17/19	JPY	102.00	USD	531,456	(144,556)
Emerson Electric Co.	Bank of America N.A.	429,232	12/20/19	USD	55.00	USD	30,111	(53,508)
SPDR Gold Trust(a)	Societe Generale	700,498	12/20/19	USD	134.00	USD	99,772	(126,090)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	85,919	12/31/19	USD	136.00	USD	12,237	(35,656)
Agilent Technologies, Inc.	Nomura International PLC	321,863	01/17/20	USD	61.00	USD	24,381	(122,855)
Alibaba Group Holding Ltd. — ADR	Bank of America N.A.	107,498	01/17/20	USD	135.00	USD	18,992	(46,078)

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
CVS Health Corp.	JPMorgan Chase Bank N.A.	387,021	01/17/20	USD	56.00	USD	25,694	$(190,828)
FedEx Corp.	Credit Suisse International	211,666	01/17/20	USD	130.00	USD	32,313	(318,557)
Johnson & Johnson	Bank of America N.A.	392,290	01/17/20	USD	109.00	USD	51,798	(144,371)
Kroger Co.	Nomura International PLC	429,660	01/17/20	USD	21.00	USD	10,587	(126,750)
QUALCOMM, Inc.	Citibank N.A.	236,558	01/17/20	USD	57.00	USD	19,029	(40,418)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	215,304	01/17/20	USD	134.00	USD	30,666	(72,127)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	214,947	01/17/20	USD	135.00	USD	30,615	(94,577)
SPDR Gold Trust(a)	Societe Generale	431,050	01/17/20	USD	133.00	USD	61,394	(105,737)
Taiwan Semiconductor Manufacturing Co. Ltd.	Credit Suisse International	637,373	01/17/20	USD	39.00	USD	32,908	(191,212)
USD-JPY Currency	UBS AG	—	03/11/20	JPY	99.00	USD	292,129	(413,655)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,197,475	03/13/20	JPY	3,832.77	JPY	4,646,203	(1,772,991)
Topix-Bank Index	BNP Paribas S.A.	31,094,982	03/13/20	JPY	155.80	JPY	4,600,192	(3,379,521)
SPDR Gold Trust(a)	Morgan Stanley & Co. International PLC	429,895	03/20/20	USD	134.00	USD	61,230	(374,009)
Topix-Bank Index	Morgan Stanley & Co. International PLC	27,640,512	04/10/20	JPY	157.82	JPY	4,089,137	(3,679,144)
BP PLC	Nomura International PLC	2,073,835	04/17/20	USD	34.50	USD	78,619	(2,148,369)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	643,513	09/11/20	JPY	3,820.96	JPY	2,496,830	(1,713,713)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	644,795	12/11/20	JPY	3,786.60	JPY	2,501,805	(2,058,577)
Euro Stoxx	Barclays Bank PLC	330,206	06/18/21	EUR	103.00	EUR	29,676	(9,173,482)
Euro Stoxx	UBS AG	336,192	09/17/21	EUR	103.00	EUR	30,214	(9,897,233)

								(42,682,698)

								$(62,025,727)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	USD	99,878	$(7,735,617)	$(6,391,241)	$(1,344,376)
CDX.NA.IG.33.V1	1.00	Quarterly	12/20/24	USD	425,768	(9,817,206)	(9,759,393)	(57,813)

						$(17,552,823)	$(16,150,634)	$(1,402,189)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month CAD BA, 1.97%	Semi-Annual	1.91%	Semi-Annual	07/09/19	07/09/21	CAD	798,219	$737,794	$5,210	$732,584
3-Month CAD BA, 1.97%	Semi-Annual	1.91	Semi-Annual	07/09/19	07/09/21	CAD	6,312	5,596	41	5,555
1.55	Semi-Annual	3-Month LIBOR, 1.90%	Quarterly	09/27/19	09/27/24	USD	240,417	(576,315)	3,080	(579,395)
3-Month LIBOR, 1.90%	Quarterly	1.28	Semi-Annual	11/29/19	11/29/24	USD	173,658	(1,668,218)	2,102	(1,670,320)

								$(1,501,143)	$10,433	$(1,511,576)

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	6,260,738	Goldman Sachs International	12/18/20	USD	6,261	$1,536,638	$—	$1,536,638
S&P 500 Index Annual Dividend Future December 2021	USD	7,937,925	BNP Paribas S.A.	12/17/21	USD	7,938	1,945,650	—	1,945,650

							$3,482,288	$—	$3,482,288

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Short:	Citibank N.A.	02/24/23 - 02/27/23	$(32,854,132)	$(725,794	)(b)	$(33,475,355)	0.14%
	JPMorgan Chase Bank N.A.	02/08/23	(41,370,815)	(2,035,175	)(c)	(43,366,636)	0.18

			$(74,224,947)	$(2,760,969)		$(76,841,991)

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 1-850 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1M US Dollar LIBOR BBA

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $(104,571) of net dividends and financing fees.
(c)	Amount includes $(39,354) of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of October 31, 2019 expiration dates 02/24/23 — 02/27/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Canada
Shopify, Inc., Class A	(2,446)	$(766,987)	2.3%

China
BYD Electronic International Co. Ltd.	(381,500)	(655,101)	2.0
China International Capital Corp. Ltd., Class H	(84,800)	(154,628)	0.5
China Molybdenum Co. Ltd., Class H	(1,935,000)	(609,788)	1.8
China Vanke Co. Ltd., Class H	(16,000)	(58,345)	0.2
Haidilao International Holding Ltd.	(171,000)	(827,826)	2.5
Meituan Dianping, Class B	(10,300)	(122,860)	0.4
Pinduoduo, Inc. — ADR	(28,209)	(1,153,184)	3.4
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(146,000)	(412,065)	1.2
Xiaomi Corp., Class B	(2,438,000)	(2,762,247)	8.2
ZTE Corp., Class H	(142,400)	(397,281)	1.2

		(7,153,325)

Germany
Continental AG	(13,534)	(1,812,755)	5.4
Volkswagen AG	(9,492)	(1,794,369)	5.4

		(3,607,124)

Hong Kong
China Everbright International Ltd.	(1,257,000)	(950,048)	2.8
Galaxy Entertainment Group Ltd.	(300,000)	(2,065,691)	6.2
Sino Biopharmaceutical Ltd.	(1,785,000)	(2,657,672)	8.0

		(5,673,411)

Ireland
Linde AG	(6,638)	(1,316,647)	3.9

Japan
LINE Corp.	(17,900)	(658,486)	2.0
Sharp Corp.	(55,100)	(632,061)	1.9

		(1,290,547)

Jersey
Aptiv PLC	(11,297)	(1,011,646)	3.0

Mexico
Industrias Penoles SAB de CV	(9,278)	(111,337)	0.3

Poland
Polskie Gornictwo Naftowe i Gazownictwo SA	(342,646)	(422,146)	1.3

South Korea
Amorepacific Corp.	(465)	(76,498)	0.2
Celltrion Healthcare Co. Ltd.	(4,392)	(206,765)	0.6
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(7,231)	(755,730)	2.3
LG Display Co. Ltd.	(113,574)	(1,331,318)	4.0
Lotte Corp.	(24,106)	(754,595)	2.2

		(3,124,906)

Spain
Ferrovial SA	(13,011)	(383,866)	1.1

Switzerland
Kuehne + Nagel International AG, Registered Shares	(1,810)	(292,418)	0.9

Taiwan
Hotai Motor Co. Ltd.	(50,000)	(884,512)	2.6

Security	Shares	Value	% of Basket Value

United States
Fortive Corp.	(402)	$(27,738)	0.1%
Freeport-McMoRan, Inc.	(135,198)	(1,327,644)	3.9
Hormel Foods Corp.	(62,021)	(2,536,039)	7.6
Longfor Group Holdings Ltd.	(7,000)	(29,051)	0.1
Nucor Corp.	(40,859)	(2,200,257)	6.6
ZTO Express Cayman, Inc. — ADR	(59,807)	(1,315,754)	3.9

		(7,436,483)

Total Reference Entity — Short		(33,475,355)

Net Value of Reference Entity — Citibank N.A.		$(33,475,355)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of October 31, 2019 expiration date 02/08/23:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Argentina
Mercadolibre, Inc.	(794)	$(414,087)	1.0%

Brazil
Centrais Eletricas Brasileiras SA	(79,320)	(782,421)	1.8
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	(69,293)	(708,221)	1.6
Lojas Americanas SA, Preference Shares	(54,548)	(271,890)	0.6
Suzano Papel e Celulose SA	(323,698)	(2,634,460)	6.1
Ultrapar Participacoes SA	(86,387)	(406,464)	1.0

		(4,803,456)

Canada
Cenovus Energy, Inc.	(49,705)	(423,423)	1.0
Saputo, Inc.	(17,440)	(505,814)	1.1

		(929,237)

China
AAC Technologies Holdings, Inc.	(12,000)	(77,655)	0.2
China Southern Airlines Co. Ltd., Class H	(3,284,000)	(2,021,102)	4.6
Dongfeng Motor Group Co. Ltd., Class H	(38,000)	(38,118)	0.1
Geely Automobile Holdings Ltd.	(1,127,000)	(2,132,522)	4.9
Shenzhou International Group Holdings Ltd.	(43,900)	(606,639)	1.4
SINA Corp./China	(12,906)	(511,078)	1.2
Sunny Optical Technology Group Co. Ltd.	(51,800)	(832,627)	1.9

		(6,219,741)

Finland
Neste OYJ	(19,142)	(691,647)	1.6

Germany
BASF SE	(11,881)	(903,184)	2.1

Hong Kong
China Everbright International Ltd.	(664,000)	(501,855)	1.2
China Gas Holdings Ltd.	(136,800)	(582,760)	1.3
China State Construction International Holdings Ltd.	(2,600,000)	(2,394,478)	5.5
Nine Dragons Paper Holdings Ltd.	(82,000)	(71,132)	0.2

		(3,550,225)

Japan
Eisai Co. Ltd.	(1,100)	(79,628)	0.2
FamilyMart UNY Holdings Co. Ltd.	(13,100)	(324,961)	0.7
LINE Corp.	(45,800)	(1,684,841)	3.9

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Security	Shares	Value	% of Basket Value

Japan (continued)
Makita Corp.	(7,300)	$(245,505)	0.6%
Nippon Paint Holdings Co. Ltd.	(6,000)	(326,763)	0.7
Oracle Corp. Japan	(600)	(52,738)	0.1
Renesas Electronics Corp.	(131,900)	(892,920)	2.1
SMC Corp.	(2,300)	(993,694)	2.3
SoftBank Group Corp.	(8,900)	(342,351)	0.8
Sony Financial Holdings, Inc.	(2,600)	(55,935)	0.1

		(4,999,336)

Poland
mBank SA	(369)	(36,874)	0.1
PGE Polska Grupa Energetyczna SA	(91,815)	(196,866)	0.4
Santander Bank Polska SA	(3,116)	(255,617)	0.6

		(489,357)

South Africa
Shoprite Holdings Ltd.	(119,514)	(1,070,903)	2.5

South Korea
Amorepacific Corp.	(2,084)	(342,845)	0.8
AMOREPACIFIC Group	(12,991)	(941,493)	2.1
Hyundai Steel Co.	(12,408)	(337,931)	0.8
LG Display Co. Ltd.	(61,855)	(725,066)	1.7
Lotte Corp.	(5,185)	(162,307)	0.4
Lotte Shopping Co. Ltd.	(2,167)	(231,614)	0.5
SK Hynix, Inc.	(9,226)	(648,735)	1.5

		(3,389,991)

Turkey
Akbank TAS	(42,611)	(51,481)	0.1
BIM Birlesik Magazalar AS	(45,874)	(379,686)	0.9

		(431,167)

Security	Shares	Value	% of Basket Value

United Kingdom
British American Tobacco PLC	(8,951)	$(313,069)	0.7%
Royal Bank of Scotland Group PLC	(255,048)	(705,013)	1.7

		(1,018,082)

United States
Advanced Micro Devices, Inc.	(52,431)	(1,778,984)	4.1
Autohome, Inc. — ADR	(30,333)	(2,564,958)	5.9
Baker Hughes a GE Co.	(5,334)	(114,147)	0.3
Conagra Brands, Inc.	(80,658)	(2,181,799)	5.0
Concho Resources, Inc.	(5,448)	(367,849)	0.8
Constellation Brands, Inc., Class A	(5,048)	(960,786)	2.2
Diamondback Energy, Inc.	(2,037)	(174,693)	0.4
Fox Corp., Class A	(11,633)	(372,721)	0.9
Fox Corp., Class B	(838)	(26,179)	0.1
Hess Corp.	(7,744)	(509,168)	1.2
Illumina, Inc.	(3,290)	(972,261)	2.2
iQIYI, Inc. — ADR	(157,579)	(2,746,602)	6.3
O’Reilly Automotive, Inc.	(268)	(116,717)	0.3
Southwest Airlines Co.	(25,377)	(1,424,411)	3.3
Sprint Corp.	(23,341)	(144,948)	0.3

		(14,456,223)

Total Reference Entity — Short		(43,366,636)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(43,366,636)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$10,433	$(16,150,634)	$738,139	$(3,651,904)	$—
OTC Swaps	—	—	3,482,288	(2,760,969)	—
Options Written	N/A	N/A	39,754,062	(10,167,542)	(78,151,092)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$914,704	$—	$2,301,762	$—	$3,216,466
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	58,212,096	—	—	58,212,096
Options purchased(b)
Investments at value — unaffiliated	—	—	106,118,703	5,240,855	7,933,750	—	119,293,308
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	738,139	—	738,139
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	3,482,288	—	—	—	3,482,288

	$—	$—	$110,515,695	$63,452,951	$10,973,651	$—	$184,942,297

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$39,360,864	$—	$7,458,246	$—	$46,819,110
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	42,684,983	—	—	42,684,983
Options written
Options written at value	—	—	69,367,363	4,515,049	4,268,680	—	78,151,092
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	1,402,189	—	—	2,249,715	—	3,651,904
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	2,760,969	—	—	—	2,760,969

	$—	$1,402,189	$111,489,196	$47,200,032	$13,976,641	$—	$174,068,058

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended October 31, 2019, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$6,023,432	$—	$(8,467,550)	$—	$(2,444,118)
Forward foreign currency exchange contracts	—	—	—	(14,174,384)	—	—	(14,174,384)
Options purchased(a)	—	—	(80,707,095)	(24,116,793)	48,201,797	—	(56,622,091)
Options written	—	—	39,845,321	6,355,890	(14,961,545)	—	31,239,666
Swaps	—	(2,903,012)	6,338,405	—	13,324,771	—	16,760,164

	$—	$(2,903,012)	$(28,499,937)	$(31,935,287)	$38,097,473	$—	$(25,240,763)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(99,867,684)	$—	$(5,156,483)	$—	$(105,024,167)
Forward foreign currency exchange contracts	—	—	—	32,164,646	—	—	32,164,646
Options purchased(b)	—	—	73,175,992	5,853,292	(8,046,041)	—	70,983,243
Options written	—	—	53,869,605	3,930,873	4,576,995	—	62,377,473
Swaps	—	(1,706,988)	(28,981,007)	—	(1,165,041)	—	(31,853,036)

	$—	$(1,706,988)	$(1,803,094)	$41,948,811	$(9,790,570)	$—	$28,648,159

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,829,387,845
Average notional value of contracts — short	$1,287,735,363
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,470,756,281
Average amounts sold — in USD	$2,361,486,894
Options:
Average value of option contracts purchased	$90,897,750
Average value of option contracts written	$106,477,608
Average notional value of swaption contracts purchased	$1,372,518,857
Average notional value of swaption contracts written	$2,185,071,438
Credit default swaps:
Average notional value — buy protection	$197,069,147
Interest rate swaps:
Average notional value — pays fixed rate	$569,185,337
Average notional value — receives fixed rate .	$969,323,277
Total return swaps:
Average notional amounts	$(52,251,933)

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$11,663,539		$4,098,593
Swaps — Centrally cleared	524,218		—
Forward foreign currency exchange contracts	58,212,096		42,684,983
Options	119,293,308	(a)	78,151,092
Swaps — OTC(b)	3,482,288		2,760,969

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$193,175,449		$127,695,637
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(51,214,745)		(15,202,302)

Total derivative assets and liabilities subject to an MNA	$141,960,704		$112,493,335

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$11,153,460	$(8,301,586)	$(2,851,874)	$—	$—
BNP Paribas S.A.	4,043,982	(4,043,982)	—	—	—
Citibank N.A.	12,956,410	(10,033,598)	—	(2,919,975)	2,837
Credit Suisse International	16,180,211	(9,361,282)	—	(6,818,929)	—
Deutsche Bank AG	2,107,545	(2,107,545)	—	—	—
Goldman Sachs International	12,389,777	(2,551,332)	—	(6,390,000)	3,448,445
JPMorgan Chase Bank N.A.	45,148,985	(17,810,064)	—	—	27,338,921
Morgan Stanley & Co. International PLC(e)	14,171,501	(14,171,501)	—	—	—
Nomura International PLC	7,678,003	(4,007,229)	—	(3,670,000)	774
Societe Generale(e)	9,998,240	(397,671)	—	(7,270,000)	2,330,569
UBS AG	6,132,590	(6,132,590)	—	—	—

	$141,960,704	$(78,918,380)	$(2,851,874)	$(27,068,904)	$33,121,546

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (f)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(g)
Bank of America N.A.	$8,301,586	$(8,301,586)	$—	$—	$—
Barclays Bank PLC	9,173,482	—	(9,173,482)	—	—
BNP Paribas S.A.	5,284,355	(4,043,982)	—	—	1,240,373
Citibank N.A.	10,033,598	(10,033,598)	—	—	—
Credit Suisse International	9,361,282	(9,361,282)	—	—	—
Deutsche Bank AG	5,145,050	(2,107,545)	—	—	3,037,505
Goldman Sachs International	2,551,332	(2,551,332)	—	—	—
JPMorgan Chase Bank N.A.	17,810,064	(17,810,064)	—	—	—
Morgan Stanley & Co. International PLC(e)	27,867,135	(14,171,501)	(12,578,465)	—	1,117,169
Nomura International PLC	4,007,229	(4,007,229)	—	—	—
Societe Generale(e)	397,671	(397,671)	—	—	—
UBS AG	12,560,551	(6,132,590)	(6,427,961)	—	—

	$112,493,335	$(78,918,380)	$(28,179,908)	$—	$5,395,047

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Includes derivatives owned by the BlackRock Cayman Global Allocation Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1 to the Notes to Consolidated Financial Statements.
(f)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(g)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$493,787	$—	$—	$493,787
Australia	—	14,906,473	26,229,868	41,136,341
Brazil	156,492,997	—	—	156,492,997
Canada	167,852,161	—	—	167,852,161
Chile	4,912,339	—	—	4,912,339
China	153,394,548	315,677,384	—	469,071,932
Czech Republic	—	7,514,031	—	7,514,031
Denmark	—	14,272,357	—	14,272,357
Finland	—	758,617	—	758,617
France	84,684,697	434,672,456	—	519,357,153
Germany	77,493,363	274,052,119	—	351,545,482
Hong Kong	—	183,575,296	—	183,575,296
India	—	193,655,063	—	193,655,063
Indonesia	—	11,079,496	—	11,079,496
Italy	28,286,380	219,828,932	—	248,115,312
Japan	—	1,324,878,614	—	1,324,878,614
Malaysia	—	3,479,909	—	3,479,909
Mexico	2,021,273	—	—	2,021,273
Netherlands	49,951,600	385,710,106	—	435,661,706
Peru	57,035	—	—	57,035
Poland	—	7,702,236	—	7,702,236
Singapore	—	119,714,355	—	119,714,355
South Africa	—	2,186,489	—	2,186,489
South Korea	6,184,122	100,326,704	—	106,510,826
Spain	—	177,097,532	—	177,097,532
Sweden	—	4,082,806	—	4,082,806
Switzerland	—	206,353,400	—	206,353,400
Taiwan	—	337,931,115	—	337,931,115
Thailand	19,215,259	25,741,867	—	44,957,126
Turkey	—	1,238,128	—	1,238,128
United Arab Emirates	—	32,700,907	15	32,700,922
United Kingdom	790,824	277,412,207	—	278,203,031
United States	8,448,345,963	68,921,116	11,475,662	8,528,742,741
Corporate Bonds(a)	15,744,647	1,442,230,805	177,284,776	1,635,260,228
Floating Rate Loan Interests(a)	—	98,635,723	—	98,635,723
Foreign Agency Obligations(a)	—	1,375,648,776	—	1,375,648,776
Investment Companies	90,219,182	—	—	90,219,182
Capital Trusts(a)	—	234,438,849	—	234,438,849
Preferred Stock(a)	13,805,281	73,779,325	156,271,267	243,855,873
Trust Preferreds(a)	59,303,481	—	—	59,303,481
U.S. Government Sponsored Agency Securities	—	762,858,483	—	762,858,483
U.S. Treasury Obligations	—	3,079,204,806	—	3,079,204,806
Short-Term Securities
Foreign Agency Obligations(a)	—	907,591,219	—	907,591,219
Money Market Funds	15,160,728	—	—	15,160,728
Time Deposits(a)	—	3,017,954	—	3,017,954
U.S. Treasury Obligations	—	2,502,656,783	—	2,502,656,783
Options Purchased
Equity contracts	39,026,988	67,091,715	—	106,118,703
Foreign Exchange contracts	—	5,240,855	—	5,240,855
Interest Rate contracts	—	7,933,750	—	7,933,750

Subtotal	$9,433,436,655	$15,305,798,758	$371,261,588	$25,110,497,001

Investments Valued at NAV(b)				132,228,628

Total Investments				$25,242,725,629

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2019	BlackRock Global Allocation Fund, Inc.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(c)
Assets:
Equity contracts	$914,704	$3,482,288	$—	$4,396,992
Forward foreign currency contracts	—	58,212,096	—	58,212,096
Interest rate contracts	2,301,762	738,139	—	3,039,901
Liabilities:
Credit contracts	—	(1,402,189)	—	(1,402,189)
Equity contracts	(50,464,573)	(61,024,623)	—	(111,489,196)
Forward foreign currency contracts	—	(47,200,032)	—	(47,200,032)
Interest rate contracts	(7,458,246)	(6,518,395)	—	(13,976,641)

	$(54,706,353)	$(53,712,716)	$—	$(108,419,069)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Assets:
Opening Balance, as of October 31, 2018	$41,961,322	$186,344,256	$400,330,166	$628,635,744
Transfers into Level 3.	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts (premiums)	—	(289,625)	—	(289,625)
Net realized gain (loss)	(223,803)	(2,851,295)	(951,300)	(4,026,398)
Net change in unrealized appreciation (depreciation)(a)(b)	(1,612,307)	(28,205)	(184,987,904)	(186,628,416)
Purchases	—	5,579,869	35,425,349	41,005,218
Sales	(2,419,667)	(11,470,224)	(93,545,044)	(107,434935)

Closing Balance, as of October 31, 2019	$37,705,545	$177,284,776	$156,271,267	$371,261,588

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2019(b)	$(1,612,307)	$(28,205)	$9,380,077	$7,739,565

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $11,392,884. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)		Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Common Stocks	$26,326,292	Market	Revenue Multiple Time to Exit Volatility	5.00x 2.6 years 38%		— — —
		Income	Discount Rate	15%		—
Corporate Bonds	177,284,331	Income	Discount Rate	15% - 30%		17%
Preferred Stocks	156,258,081	Market	Revenue Multiple Time to Exit Volatility Discount Rate Recent Transactions	5.00x - 14.50x 0.67 - 2.60 years 38 20 —	% %	9.91x — — — —

	$359,868,704

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Statement of Assets and Liabilities

October 31, 2019

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $127,494,601, cost — $21,379,834,506)	$24,879,847,560
Investments at value — affiliated (cost — $489,553,758)	362,878,069
Cash	20,015,189
Cash pledged for centrally cleared swaps	16,844,000
Receivables:
Investments sold	196,653,648
Options written	25,237,229
Securities lending income — affiliated	58,348
Swaps	671,295
Capital shares sold	13,324,608
Dividends — affiliated	592,926
Dividends — unaffiliated	27,692,926
Income — affiliated	474,607
Interest — unaffiliated	41,029,629
Variation margin on futures contracts	11,663,539
Variation margin on centrally cleared swaps	524,218
Unrealized appreciation on:
Forward foreign currency exchange contracts	58,212,096
OTC swaps	3,482,288
Prepaid expenses	324,622

Total assets	25,659,526,797

LIABILITIES
Cash collateral on securities loaned at value	132,125,513
Foreign bank overdraft (cost $14,687,387)	14,488,463
Cash received
Collateral — OTC derivatives	33,169,975
Collateral — centrally cleared swaps	60
Options written at value (premiums received — $107,737,612)	78,151,092
Payables:
Investments purchased	1,144,332,885
Board realignment and consolidation	303,308
Capital shares redeemed	52,314,079
Deferred foreign capital gain tax	4,434,184
Investment advisory fees	14,467,347
Directors’ and Officer’s fees	41,662
Options written	7,749,392
Other accrued expenses	9,946,020
Other affiliates	95,041
Service and distribution fees	5,175,299
Variation margin on futures contracts	4,098,593
Swaps	1,410,358
Unrealized depreciation on:
Forward foreign currency exchange contracts	42,684,983
OTC swaps	2,760,969

Total liabilities	1,547,749,223

NET ASSETS	$24,111,777,574

NET ASSETS CONSIST OF
Paid-in capital	$20,171,415,664
Accumulated earnings	3,940,361,910

NET ASSETS	$24,111,777,574

NET ASSET VALUE
Institutional — Based on net assets of $8,617,255,943 and 444,991,897 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.36

Investor A — Based on net assets of $10,601,653,310 and 551,265,172 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.23

Investor C — Based on net assets of $3,143,500,643 and 183,043,684 shares outstanding, 2 billion shares authorized, $0.10 par value	$17.17

Class K — Based on net assets of $1,146,295,032 and 59,209,631 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.36

Class R — Based on net assets of $603,072,646 and 33,058,875 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.24

See notes to consolidated financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

Year Ended October 31, 2019

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$392,567,648
Interest — unaffiliated	277,465,044
Dividends — affiliated	7,079,232
Securities lending income — affiliated — net	902,503
Other income	78,850
Foreign taxes withheld	(24,829,218)

Total investment income	653,264,059

EXPENSES
Investment advisory	205,480,484
Transfer agent — class specific	24,978,887
Accounting services	2,154,305
Custodian	1,564,685
Professional	453,111
Directors and Officer	330,041
Registration	284,673
Printing	281,722
Board realignment and consolidation	142,457
Service and distribution — class specific	69,881,698
Miscellaneous	533,904

Total expenses excluding dividend expense and fees	306,085,967
Dividends expense — unaffiliated	1,787,395
Stock loan fees	100,185

Total expenses	307,973,547
Less:
Fees waived and/or reimbursed by the Manager	(14,088,071)
Fees paid indirectly	(6,395)

Total expenses after fees waived and/or reimbursed and paid indirectly	293,879,081

Net investment income	359,384,978

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (including $477,221 foreign capital gain tax)	1,371,979,262
Investments — affiliated	(8,062,825)
In-kind redemptions — unaffiliated(a)	251,398,126
In-kind redemptions — affiliated(a)	483,358
Futures contracts	(2,444,118)
Forward foreign currency exchange contracts	(14,174,384)
Foreign currency transactions	(8,693,860)
Options written	31,239,666
Short sales	19,026,502
Swaps	16,760,164

1,657,511,891

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $4,434,184 foreign capital gain tax)	493,879,869
Investments — affiliated	27,010,742
Futures contracts	(105,024,167)
Forward foreign currency exchange contracts	32,164,646
Foreign currency translations	1,048,740
Options written	62,377,473
Swaps	(31,853,036)
Short sales	(18,749,774)

460,854,493

Net realized and unrealized gain	2,118,366,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,477,751,362

(a)	See Note 2 of the Notes to Consolidated Financial Statements.

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	33

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Year Ended October 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$359,384,978	$408,730,485
Net realized gain	1,657,511,891	1,342,440,429
Net change in unrealized appreciation (depreciation)	460,854,493	(2,719,804,186)

Net increase (decrease) in net assets resulting from operations	2,477,751,362	(968,633,272)

DISTRIBUTIONS(a)
Institutional	(740,960,412)	(791,109,150)
Investor A	(660,060,342)	(596,739,777)
Investor B	—	(92,993)
Investor C	(268,550,116)	(330,973,431)
Class K	(81,596,844)	(68,176,312)
Class R	(44,354,639)	(47,519,768)

Decrease in net assets resulting from distributions to shareholders	(1,795,522,353)	(1,834,611,431)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(7,595,454,785)	(5,095,841,995)

NET ASSETS
Total decrease in net assets	(6,913,225,776)	(7,899,086,698)
Beginning of year	31,025,003,350	38,924,090,048

End of year	$24,111,777,574	$31,025,003,350

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.

	Institutional

	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$18.81	$20.39		$18.43		$19.88		$21.77

Net investment income(a)	0.30	0.28		0.25		0.25		0.26
Net realized and unrealized gain (loss)	1.45	(0.84)		2.12		(0.05)		(0.22)

Net increase (decrease) from investment operations	1.75	(0.56)		2.37		0.20		0.04

Distributions(b)
From net investment income	(0.22)	(0.32)		(0.26)		(0.15)		(0.45)
From net realized gain	(0.98)	(0.70)		(0.15)		(1.50)		(1.48)

Total distributions	(1.20)	(1.02)		(0.41)		(1.65)		(1.93)

Net asset value, end of year	$19.36	$18.81		$20.39		$18.43		$19.88	(c)

Total Return(d)
Based on net asset value	9.96%	(2.94)%		13.10%		1.34%		0.31	%(c)

Ratios to Average Net Assets
Total expenses	0.85%	0.87	%(e)	0.90	%(e)	0.88	%(e)	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.80%	0.80	%(e)	0.82	%(e)	0.80	%(e)	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.80%	0.79	%(e)	0.80	%(e)	0.79	%(e)	0.78%

Net investment income	1.59%	1.43	%(e)	1.28	%(e)	1.39	%(e)	1.28%

Supplemental Data
Net assets, end of year (000)	$8,617,256	$12,963,106		$16,164,754		$16,122,793		$20,210,226

Portfolio turnover rate(f)	156%	154%		110%		131%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	35

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A

	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$18.68	$20.26		$18.29		$19.76		$21.65

Net investment income(a)	0.24	0.23		0.19		0.20		0.21
Net realized and unrealized gain (loss)	1.46	(0.85)		2.11		(0.04)		(0.23)

Net increase (decrease) from investment operations	1.70	(0.62)		2.30		0.16		(0.02)

Distributions(b)
From net investment income	(0.17)	(0.26)		(0.18)		(0.13)		(0.39)
From net realized gain	(0.98)	(0.70)		(0.15)		(1.50)		(1.48)

Total distributions	(1.15)	(0.96)		(0.33)		(1.63)		(1.87)

Net asset value, end of year	$19.23	$18.68		$20.26		$18.29		$19.76	(c)

Total Return(d)
Based on net asset value	9.71%	(3.24)%		12.77%		1.08%		0.02	%(c)

Ratios to Average Net Assets
Total expenses	1.13%	1.14	%(e)	1.18	%(e)	1.15	%(e)	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.08%	1.07	%(e)	1.10	%(e)	1.08	%(e)	1.05%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.08%	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.05%

Net investment income	1.29%	1.14	%(e)	1.00	%(e)	1.10	%(e)	1.01%

Supplemental Data
Net assets, end of year (000)	$10,601,653	$10,547,464		$12,809,356		$13,447,603		$16,016,234

Portfolio turnover rate(f)	156%	154%		110%		131%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor C

	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$16.82	$18.33		$16.57		$18.11		$20.00

Net investment income(a)	0.09	0.07		0.04		0.06		0.05
Net realized and unrealized gain (loss)	1.30	(0.76)		1.91		(0.04)		(0.21)

Net increase (decrease) from investment operations	1.39	(0.69)		1.95		0.02		(0.16)

Distributions(b)
From net investment income	(0.06)	(0.12)		(0.04)		(0.06)		(0.25)
From net realized gain	(0.98)	(0.70)		(0.15)		(1.50)		(1.48)

Total distributions	(1.04)	(0.82)		(0.19)		(1.56)		(1.73)

Net asset value, end of year	$17.17	$16.82		$18.33		$16.57		$18.11	(c)

Total Return(d)
Based on net asset value	8.88%	(3.95)%		11.92%		0.36%		(0.73	)%(c)

Ratios to Average Net Assets
Total expenses	1.88%	1.88	%(e)	1.92	%(e)	1.89	%(e)	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.83%	1.81	%(e)	1.84	%(e)	1.82	%(e)	1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.82%	1.81	%(e)	1.82	%(e)	1.82	%(e)	1.79%

Net investment income	0.56%	0.38	%(e)	0.27	%(e)	0.37	%(e)	0.27%

Supplemental Data
Net assets, end of year (000)	$3,143,501	$5,402,163		$7,545,249		$11,029,706		$14,085,089

Portfolio turnover rate(f)	156%	154%		110%		131%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	37

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K

	Year Ended October 31,					Period from 06/08/16 (a) to 10/31/16
	2019	2018		2017

Net asset value, beginning of period	$18.80	$20.39		$18.44		$18.23

Net investment income(b)	0.31	0.30		0.27		0.08
Net realized and unrealized gain (loss)	1.46	(0.85)		2.12		0.13

Net increase (decrease) from investment operations	1.77	(0.55)		2.39		0.21

Distributions(c)
From net investment income	(0.23)	(0.34)		(0.29)		—
From net realized gain	(0.98)	(0.70)		(0.15)		—

Total distributions	(1.21)	(1.04)		(0.44)		—

Net asset value, end of period	$19.36	$18.80		$20.39		$18.44

Total Return(d)
Based on net asset value	10.10%	(2.91)%		13.20%		1.15	%(e)

Ratios to Average Net Assets
Total expenses	0.78%	0.80	%(f)	0.82	%(f)	0.79	%(f)(g)

Total expenses after fees waived and/or reimbursed and before paid indirectly	0.73%	0.73	%(f)	0.74	%(f)	0.71	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.72%	0.72	%(f)	0.72	%(f)	0.71	%(f)(g)

Net investment income	1.67%	1.53	%(f)	1.39	%(f)	1.06	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,146,295	$1,326,617		$1,341,925		$604,611

Portfolio turnover rate(h)	156%	154%		110%		131	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	156%	154%	110%	131%

(i)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to consolidated financial statements.

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R

	Year Ended October 31,
	2019	2018		2017		2016		2015

Net asset value, beginning of year	$17.77	$19.32		$17.46		$18.96		$20.86

Net investment income(a)	0.17	0.15		0.13		0.14		0.13
Net realized and unrealized gain (loss)	1.38	(0.80)		2.01		(0.04)		(0.22)

Net increase (decrease) from investment operations	1.55	(0.65)		2.14		0.10		(0.09)

Distributions(b)
From net investment income	(0.10)	(0.20)		(0.13)		(0.10)		(0.33)
From net realized gain	(0.98)	(0.70)		(0.15)		(1.50)		(1.48)

Total distributions	(1.08)	(0.90)		(0.28)		(1.60)		(1.81)

Net asset value, end of year	$18.24	$17.77		$19.32		$17.46		$18.96	(c)

Total Return(d)
Based on net asset value	9.35%	(3.56)%		12.42%		0.79%		(0.37	)%(c)

Ratios to Average Net Assets
Total expenses	1.46%	1.47	%(e)	1.50	%(e)	1.47	%(e)	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.41%	1.40	%(e)	1.42	%(e)	1.39	%(e)	1.40%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.40%	1.39	%(e)	1.40	%(e)	1.39	%(e)	1.40%

Net investment income	0.98%	0.81	%(e)	0.68	%(e)	0.79	%(e)	0.67%

Supplemental Data
Net assets, end of year (000)	$603,073	$785,653		$1,060,273		$1,131,647		$1,186,678

Portfolio turnover rate(f)	156%	154%		110%		131%		84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2019	2018	2017	2016
Investments in underlying funds	—%	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	39

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $145,611,695, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the year ended October 31, 2019, the Fund had in-kind redemptions of $1,147,570,537. For tax purposes, no gains or losses were recognized.

Net gains and losses resulting from such in-kind redemptions, which are included in the Consolidated Statement of Operations, were as follows:

Investments — unaffiliated	$253,459,427
Investments — affiliated	483,358
Options Purchased	(2,061,301)

$251,881,484

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (continued)

Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2019, certain investments of the Fund were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (continued)

coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Capital Inc.	$589,565	$(589,565)	$—
Bank of America Securities	61,502,409	(61,502,409)	—
Citigroup Global Markets, Inc.	12,498,757	(12,498,757)	—
Credit Suisse Securities (USA) LLC	1,209,715	(1,209,715)	—
Deutsche Bank Securities, Inc.	2,963,996	(2,963,996)	—
Goldman Sachs & Co	2,488,285	(2,488,285)	—
JP Morgan Securities LLC .	44,443,677	(44,443,677)	—
National Financial Services LLC.	978,670	(978,670)	—
State Street Bank & Trust Co	64,777	(64,777)	—
UBS Securities LLC.	754,750	(754,750)	—

	$127,494,601	$(127,494,601)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (continued)

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements  (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended October 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor R	Total
$26,642,444	$39,783,642	$3,455,612	$69,881,698

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$124,377	$1,564	$5	$125,946

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$24,623	$168,860	$79,763	$3,101	$3,645	$279,992

For the year ended October 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$8,146,270	$11,440,385	$4,089,406	$34,290	$1,268,536	$24,978,887

Other Fees: For the year ended October 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $128,998.

For the year ended October 31, 2019, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$86,774	$122,557	$209,331

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through February 29, 2020, so that such fee is reduced as a percentage of average daily net assets of the Fund as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69
$15 Billion — $20 Billion	0.68
$20 Billion — $25 Billion	0.67
$25 Billion — $30 Billion	0.65
$30 Billion — $40 Billion	0.63
$40 Billion — $60 Billion	0.62
$60 Billion — $80 Billion	0.61
Greater than $80 Billion	0.60

This contractual waiver may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. During the year ended October 31, 2019, the Manager waived $12,933,719 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2019, the Manager waived $30,814.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2019, the Manager waived $1,123,538 in investment advisory fees pursuant to this arrangement.

For the year ended October 31, 2019, the Fund reimbursed the Manager $353,428 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, (which excludes collateral investment expenses) and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Bond Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2019, the Fund paid BIM $185,355 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2019, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended October 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$644,371	$6,211,330	$(60,356)

7.	PURCHASES AND SALES

For the year ended October 31, 2019, purchases and sales of investments, including paydowns, and excluding short-term securities and in-kind redemptions, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$13,270,365,699	$19,123,942,214
U.S. Government Securities	26,529,247,816	30,283,992,375

For the year ended October 31, 2019, sales related to in-kind redemptions were $1,069,529,723.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to income recognized from the Fund’s wholly owned subsidiary, in-kind redemptions and the use of equalization were reclassified to the following accounts:

Paid-in capital	$360,207,517
Accumulated earnings	(360,207,517)

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

The tax character of distributions paid was as follows:

	10/31/19	10/31/18
Ordinary income(a)	$301,805,775	$1,015,754,483
Long-term capital gains(a)	1,673,336,233	1,067,349,608

	$1,975,142,008	$2,083,104,091

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$346,448,520
Undistributed long-term capital gains	496,844,033
Net unrealized gains(a)	3,097,069,357

$3,940,361,910

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accounting for swap agreements and the classification of investments.

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$22,013,827,409

Gross unrealized appreciation	$3,997,995,093
Gross unrealized depreciation	(739,643,274)

Net unrealized appreciation	$3,258,351,819

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount
Institutional
Shares sold	65,547,601	$1,211,921,527	106,242,749	$2,116,868,649
Shares issued in reinvestment of distributions	38,223,294	679,170,797	36,778,283	725,403,374
Shares redeemed	(348,120,063)	(6,489,291,802)	(246,444,915)	(4,883,899,283)

Net decrease	(244,349,168)	$(4,598,199,478)	(103,423,883)	$(2,041,627,260)

Investor A
Shares sold and automatic conversion of shares	114,513,713	$2,131,384,710	56,320,224	$1,112,340,696
Shares issued in reinvestment of distributions	34,806,478	615,764,480	28,312,618	555,355,917
Shares redeemed	(162,648,789)	(3,008,794,310)	(152,236,410)	(3,004,278,199)

Net decrease	(13,328,598)	$(261,645,120)	(67,603,568)	$(1,336,581,586)

Investor B(a)
Shares sold	—	$—	1,138	$22,428
Shares issued in reinvestment of distributions	—	—	4,787	91,289
Shares redeemed and automatic conversion of shares	—	—	(135,022)	(2,592,411)

Net decrease	—	$—	(129,097)	$(2,478,694)

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

	Year Ended 10/31/19		Year Ended 10/31/18
	Shares	Amount	Shares	Amount
Investor C
Shares sold	7,512,871	$123,175,408	12,697,810	$226,769,559
Shares issued in reinvestment of distributions	16,253,238	256,393,304	17,841,428	316,149,765
Shares redeemed	(161,893,916)	(2,696,127,334)	(120,932,098)	(2,151,887,381)

Net decrease	(138,127,807)	$(2,316,558,622)	(90,392,860)	$(1,608,968,057)

Class K
Shares sold	15,405,222	$288,087,479	26,227,314	$520,379,790
Shares issued in reinvestment of distributions	4,551,509	80,871,066	2,884,369	56,858,218
Shares redeemed	(31,310,151)	(589,431,669)	(24,364,006)	(482,570,822)

Net increase (decrease)	(11,353,420)	$(220,473,124)	4,747,677	$94,667,186

Class R
Shares sold	4,070,448	$71,438,095	5,302,958	$99,784,045
Shares issued in reinvestment of distributions	2,644,412	44,332,192	2,540,669	47,478,359
Shares redeemed	(17,862,274)	(314,348,728)	(18,516,622)	(348,115,988)

Net decrease	(11,147,414)	$(198,578,441)	(10,672,995)	$(200,853,584)

Total Net Decrease	(418,306,407)	$(7,595,454,785)	(267,474,726)	$(5,095,841,995)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2019.

	Payable Date	12/20/18	07/20/19
Qualified Dividend Income for Individuals(a)		80.85%	49.04%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)		22.35	22.57
Federal Obligation Interest(b)		44.90	35.74
Interest-Related Dividends for Non-US Residents and Qualified Short-Term Capital Gains(c)		70.07	37.87

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.792888 per share and $0.188874 per share to shareholders of record on December 18, 2018 and July 17, 2019, respectively.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	55

Disclosure of Investment Advisory Agreement  (continued)

estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, fourth and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable periods. The Board was informed that, among other things, the Fund’s underweight allocation to U.S. equities, overweight allocation to cash and cash equivalents and the portfolio management team’s decision to hold gold over the last several years were the primary detractors from performance. From an equity sector perspective, stock selection in health care, financials, and consumer discretionary detracted from performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes. The Board noted significant changes to the Fund’s portfolio management team under the senior leadership of BlackRock’s Global Fixed Income Chief Investment Officer and an expansion of resources. The Board will continue to monitor the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints, in the form of an advisory fee waiver that adjusts the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	57

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Director (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 181 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 181 Portfolios	None
Susan J. Carter 1956	Director (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 181 Portfolios	None
Collette Chilton 1958	Director (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 181 Portfolios	None
Neil A. Cotty 1954	Director (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 181 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 181 Portfolios	None
Robert M. Hernandez 1944	Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 181 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 181 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Director (Since 2019)	Professor, Harvard Business School since 1989.	37 RICs consisting of 181 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 181 Portfolios	None
Joseph P. Platt 1947	Director (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 181 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 181 Portfolios	None
Claire A. Walton 1957	Director (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 181 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information  (continued)

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 291 Portfolios	None
John M. Perlowski (e) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 292 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc.,55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the Act 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Fund.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	61

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

CME	Chicago Mercantile Exchange

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	63

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty Robert M. Hernandez Henry R. Keizer Kenneth L. Urish Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$97,002	$98,226	$0	$0	$24,800	$26,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Advisor” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affilliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$24,800	$26,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: January 3, 2020